Nuveen Exchange-Traded Funds

OCTOBER 31, 1999
           ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQM
Investment
Quality

NQS
Select Quality

NQU
Quality Income

NPF
Premier Income

Photo of: People looking at view

   Contents
  1      Dear Shareholder
  3      Portfolio Managers' Comments
  6      NQM's Performance Overview
  7      NQS's Performance Overview
  8      NQU's Performance Overview
  9      NPF's Performance Overview
 10      Shareholder Meeting Report
 14      Report of Independent Auditors
 15      Portfolio of Investments
 42      Statement of Net Assets
 43      Statement of Operations
 44      Statement of Changes in Net Assets
 46      Notes to Financial Statements
 50      Financial Highlights
 52      Build Your Wealth Automatically
 53      Fund Information

Highlights
As of October 31, 1999



Credit Quality                    Performance Highlights


Nuveen Investment Quality Municipal Fund, Inc. (NQM)

                            o Has provided a steady tax-free dividend for 15
                              consecutive months
                            o Taxable-equivalent yield on share price of 10.45%*
Pie Chart:
AAA/U.S. Guaranteed         74%
AA                          11%
A                            6%
BBB/NR                       9%



Nuveen Select Quality Municipal Fund, Inc. (NQS)

                            o Has provided a steady tax-free dividend for
                              16 consecutive months
                            o HHHH Four-star Morningstar Rating**
Pie Chart:
AAA/U.S. Guaranteed         74%
AA                           6%
A                            7%
BBB/NR                      13%

Nuveen Quality Income Municipal Fund, Inc. (NQU)

                            o Has provided a steady tax-free dividend for
                              57 consecutive months
                            o HHHH Four-star Morningstar Rating**
Pie Chart:
AAA/U.S. Guaranteed         60%
AA                          17%
A                            5%
BBB/NR                      17%
Below Investment Grade       1%


Nuveen Premier Municipal Income Fund, Inc. (NPF)

                            o Has provided a steady tax-free dividend for
                              15 consecutive months
                            o HHHH Four-star Morningstar Rating**
Pie Chart:
AAA/U.S. Guaranteed         59%
AA                          15%
A                           10%
BBB/NR                      15%
Below Investment Grade       1%

  *For investors in the 31% federal income tax bracket. See your fund's performance overview for more information.

 **Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NQS and NPF received 3 stars for the three-year period and 4 stars for the five-year period. NQU received 4 stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 193 funds for the three-year period, 193 funds for the five-year period, and 32 funds for the 10-year period.

Photo of Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past year, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.


A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.50%, thereby erasing the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase. With Y2K on the horizon, followed by the politics of an election year, investors had some hope that the Fed would put any additional rate hikes on hold. However, the Fed's indication that it would renew its close attention to the rate of economic growth left the door open for another tightening.


MUNICIPAL BOND PERFORMANCE

Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 100.3%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields slightly higher than those of long Treasury bonds
- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we have seen the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds enables us to have excellent access to the bond offerings that have the potential to add value for our shareholders.


A BALANCED PORTFOLIO:
ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors in the market-place today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can accomplish this goal. By investing in other Nuveen funds, you can bring balance to your portfolio and provide proper exposure to the different types of investments needed to enhance your potential for success. Your adviser can also set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

THE NEW MILLENNIUM
Since this is my last opportunity to talk with you before we enter the new millennium, I wanted to take a moment to discuss the status of Nuveen's preparations for that event. We believe that Nuveen is fully prepared for the upcoming transition, from an operational as well as an investment perspective. During 1999, Nuveen tested all critical operating systems, and we anticipate no problems with year-end processing. As we evaluated potential investments over the year, Nuveen carefully reviewed the progress of each issuer toward Y2K compliance. Last summer, we requested information from the issuers of all bonds in the Funds' portfolios, with special attention to the largest and more volatile holdings. In the following months, we continued to monitor issuers' progress in this area, assisted by securities industry oversight organizations, including the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. Based on our review, we believe that the majority of issuers are Y2K-compliant. The diligence of the financial industry as a whole in dealing with this transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/Timothy R. Schwertfeger
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

December 15, 1999

Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen Exchange-Traded Funds
Portfolio Managers' Comments
Portfolio managers Tom Futrell, Rick Huber, Bill Fitzgerald, and Steve Peterson discuss the national municipal market, fund performance, and key investment strategies for the Nuveen national exchange-traded funds. Tom, Bill, and Steve have managed NQM, NQU, and NPF, respectively, since the Funds' inceptions in the early 1990s, while Rick assumed portfolio management duties for NQS in July 1998.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS ENDED OCTOBER 31, 1999?
Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months was gross domestic product (GDP) growth, which rose 5.5% in the third quarter, well ahead of projections. The growth in GDP was fueled by rising inventories, an improved trade balance, and strong consumer spending, which continues to serve as the main engine powering U.S. economic expansion. Commodity prices, particularly oil and gold, and raw material prices also continued to rise. For the most part, however, these increases did not translate into higher consumer prices. Through the end of October 1999, the Consumer Price Index showed inflation maintaining its low profile, with an annualized increase of 2.8%. Labor markets remained among the tightest in 30 years, as the national unemployment average dropped to 4.1% in October 1999, down from 4.5% in October 1998. Also in October, U.S. personal income surged 1.3%, its biggest jump in more than five years.

Concerned about the potential for an overheated economy, the Federal Reserve raised short-term interest rates twice during the fiscal year covered by this report. A third increase, announced November 16, occurred after the reporting period for the Funds. According to the Fed's theory, the impact of the two rate increases on the stock market during the period covered by this report should have caused consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. Despite the evidence of the Fed's continued vigilance on the inflation front, the cumulative effect of 1999's economic events has been negative for the fixed-income markets, including municipal bonds.

HOW DID THESE EVENTS IMPACT SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first 10 months of 1999, municipal supply across the nation fell just over 20% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which discouraged municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. Among the states, California and New York remained the most active issuers in the nation. Although we expect to see adequate municipal supply for the remainder of the year, Y2K concerns are expected to affect the new issuance calendar to some extent. To avoid any potential problems as 1999 turns to 2000, some municipal bond issuers have accelerated this year's issuance, while others have decided to delay issues until next year. Issuance should gradually return to a more normal level following January, with issuance in 2000 expected to be on par with that of 1999.

Over recent months, institutional demand for municipal paper has been weakened by several events outside the municipal market. Insurance companies, which have historically been major buyers of municipal bonds, have been hit hard by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which has hurt earnings. At the same time, fund redemptions have limited the demand from mutual fund companies, another major source of institutional demand. In addition, an accelerated corporate bond issuance calendar, timed to avoid any problems with Y2K, resulted in heavy corporate bond supply, which vied with municipal bonds for institutional investor attention.

On the other hand, demand from individual investors has been a bright spot for municipal bonds during most of 1999, as investors actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class, and statistics indicate that municipal bond sales to retail investors in 1999 are on track to beat 1998's record levels.

HOW DID THE NUVEEN EXCHANGE-TRADED FUNDS PERFORM IN THIS ENVIRONMENT?
For the 12 months ended October 31, 1999, the Funds produced total returns on net asset value (NAV) ranging from -6.64% to -3.20%, providing taxable-equivalent total returns1 between -3.87% and -0.20% for shareholders in the 31% federal income tax bracket, as shown in the table on page four. The annual total return for the Funds' benchmark, the Lehman Brothers Municipal Bond Index2, and the average return for their Lipper Peer Group3 are also provided.


1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

2 The national funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any initial or ongoing expenses.

3 The returns for the national funds are compared with the average annualized return of the 46 funds in the Lipper General Leveraged Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

                                       Lehman Lipper Peer
                                   Index Total        Group
           Total Return on NAV         Return2     Average3
    -------------------------------------------------------
        1-Year Ended   Taxable-   1-Year Ended 1-Year Ended
            10/31/99 Equivalent1      10/31/99     10/31/99
        ---------------------------------------------------
NQM           -6.64%      -3.87%        -1.78%       -6.48%
        ---------------------------------------------------
NQS           -4.55%      -1.74%        -1.78%       -6.48%
        ---------------------------------------------------
NQU           -3.20%      -0.20%        -1.78%       -6.48%
        ---------------------------------------------------
NPF           -3.71%      -0.88%        -1.78%       -6.48%
        ---------------------------------------------------

Past performance is not predictive of future results.

For additional information on your Fund, see its individual Performance Overview in this report.

The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to their durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements (prices fall when rates rise and vice versa). The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise as they did over the last year, longer duration can make the fund's NAV more vulnerable to price declines. As of October 31, 1999, the Funds' durations ranged from 8.72 to 12.75, compared with 7.52 for the Lehman index. Between November 1, 1998, and October 31, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.28% to 6.18%. This meant that funds with longer durations, like the Funds in this report, were more likely to underperform the market, as represented by the Lehman Brothers Municipal Bond Index.


Over the past 12 months, the durations of the Funds in this report lengthened considerably due to market action, trading activity, and bond calls that removed shorter bonds from each fund. Proceeds from sold or called bonds were reinvested in issues with longer durations. These bonds provided attractive yields and better call protection. Lengthening the Funds' durations should help position the Funds to regain net asset value as the bond market recovers.


HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED?
During the past year, good call protection helped support the dividends of the Funds covered in this report and shield their income from erosion. As of October 31, 1999, NQU had provided shareholders with steady dividends for 57 consecutive months, and NQS had produced 16 consecutive months of stable dividends. Both NQM and NPF had recorded 15 months without a change in dividend. All of these funds continued to provide competitive market yields.


In 1999, rising interest rates, inflation worries, and the uncertainty surrounding the timing of the Federal Reserve's moves created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 have precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments with embedded losses. All of these factors have negatively impacted the market demand for exchange-traded funds, especially NQS, NQU, and NPF, which had been trading at premiums to their net asset value. This resulted in declines in share price across the board. Since the prevailing interest rate environment in October 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. As a result of these factors, NQS, NQU, and NPF saw their premiums (share price above NAV) move to discounts (share price below NAV), and the discount on NQM widened over the past 12 months.

                                          Premium/              Total Return
               Market Yield              Discount6            on Share Price
 ---------------------------------------------------------------------------
                   Taxable-                        1-Year Ended     Taxable-
     10/31/99   Equivalent1   10/31/98    10/31/99     10/31/99  Equivalent1
    ------------------------------------------------------------------------
NQM     7.21%        10.45%     -3.13%      -5.11%       -8.51%       -5.65%
    ------------------------------------------------------------------------
NQS     7.27%        10.54%      3.24%      -6.58%      -13.63%      -10.91%
    ------------------------------------------------------------------------
NQU     7.33%        10.62%      6.21%      -2.30%      -11.17%       -8.35%
    ------------------------------------------------------------------------
NPF     7.26%        10.52%      8.66%      -6.51%      -17.25%      -14.64%
    ------------------------------------------------------------------------



WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE PAST 12 MONTHS? Over the past fiscal year, these Funds were managed with the goals of supporting and strengthening their long-term dividend capabilities, improving call protection, and enhancing the Funds' tax efficiency by offsetting potential capital gains with capital losses.

Enhanced tax efficiency has been an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. The increased level of recent trading activity is reflected in the transaction volume figure for the Nuveen Exchange-Traded Funds for the third quarter of 1999, which was 10 times that of the same period in 1998. The strategy we are employing involves selling selected bonds that are trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.

Although new issue supply in the municipal market declined from last year's levels, we were able to identify attractive bonds in several sectors that added income potential as well as diversification to the Funds. Among the sectors where we found value were utilities and transportation, especially in airport and toll road bonds. In NQM, we also continue to watch the more traditional issuer sectors for value, including water and sewer bonds and general obligation debt. In NQU, we are currently seeing increased opportunities in the transportation sector on the West Coast, particularly California, where transportation infrastructure projects have received little attention for 20 years. Today, increased demand is being met with a growing number of toll road and rail projects. In addition to enhancing diversification, all of these bonds provide


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

2 The national funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any initial or ongoing expenses.

3 The returns for the national funds are compared with the average annualized return of the 46 funds in the Lipper General Leveraged Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leverag-ing process for each fund and therefore differs from the dura-tion of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium or discount represents the percentage dif-ference between the fund's share price and its net asset value (NAV).

attractive income, with the potential of being an excellent example of the types of purchases we made to support the Funds' dividends.

All four funds have holdings in the healthcare sector, which has been beset with concerns about deregulation and profitability. This sector is a dynamic and volatile area of the market and has created credit and rating pressures for certain healthcare organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to find value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach enable us to find and exploit opportunities that can add value for our shareholders. As credit spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months, we took advantage of these opportunities to purchase lower-rated hospital issues for NPF.

All four funds offer excellent credit quality, with the portion of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 74% to 85% at the end of October 1999. Each of the Funds has a high percentage (28%-34%) of U.S. guaranteed bonds, representing a large number of pre-refunded and escrowed issues. Over the next six months, shareholders can expect to see those percentages drop between 10% and 15% due to bond calls and sales. The prices of many of the U.S. guaranteed bonds have appreciated to their full extent, and we are taking advantage of opportunities to sell at attractive prices before they are called from our portfolios. The credit quality of the Funds will remain high, however, since these bonds are being replaced with insured and AAA bonds. All four funds also had a substantial allocation (9% to 17%) of BBB and non-rated investment-grade bonds. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads widened. Nuveen's research expertise, along with our presence in the national municipal market, means that shareholders can be assured that the credit-worthiness of all issuers is subjected to Nuveen's stringent review process before bonds are purchased for the Funds' portfolios.

MuniPreferred shares, which pay short-term interest rates to investors seeking short-term liquidity, are issued by all of the Funds covered in this report. The proceeds from these preferred shares are used to buy additional long-term bonds for the leveraged funds' portfolios. These bonds can generate additional income for the portfolios, but may also increase volatility, including lengthening duration. During the past year, the leverage ratio of each fund fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for NQM and NQU in May and for NQS and NPF in June. Nuveen releveraged the funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

In the area of bond calls, NPF currently provides excellent levels of call protection, with only 11% of its portfolio subject to calls between now and the end of 2001. This should provide additional protection and stability for the Fund's dividend over this period. However, NQM, NQS, and NQU are now approaching the part of a bond's life when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are lower than the rates that prevailed when the bonds were first issued. For NQM, the greatest call exposure occurs in 2000, while NQS and NQU will face the majority of calls in 2001.

To reduce the impact of calls, we are already at work on strategies for managing through this period. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases can also benefit the Funds by extending call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on bonds that we believe are undervalued and have the potential to support the Funds' dividends and enhance portfolio structure. This should enable us to continue providing a competitive level of dividends for our shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUNDS?
In the months ahead, we plan to continue active trading to take advantage of the higher yields currently available in the municipal market and enhance our portfolio holdings and the dividend capabilities of the Funds. Because of strong interest from individual investors, California and New York continue to be good markets for selling bonds. We will also continue working on strategies designed to manage the Funds' call exposure and reduce the impact of bond calls. Currently, that includes selling bonds with short calls and extending the Funds' call protection by buying new issues with favorable call features. While credits spreads remain wider, we will continue to monitor the BBB and non-rated sector, watching for additional opportunities to take advantage of higher yields, especially in NPF.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and trying to capitalize on them to the benefit of shareholders.

Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1999

NQM

Portfolio Statistics
Inception Date                                6/90
--------------------------------------------------
Share Price                               $13 5/16
--------------------------------------------------
Net Asset Value                             $14.03
--------------------------------------------------
Market Yield                                 7.21%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                       10.45%
--------------------------------------------------
Fund Net Assets ($000)                    $802,508
--------------------------------------------------
Average Effective Maturity (Years)           18.33
--------------------------------------------------
Leverage-Adjusted Duration                   12.75
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -8.51%        -6.64%
--------------------------------------------------
5-Year                         6.76%         5.83%
--------------------------------------------------
Since Inception                5.65%         7.05%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -5.65%        -3.87%
--------------------------------------------------
5-Year                         9.91%         8.86%
--------------------------------------------------
Since Inception                8.82%        10.22%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                29%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

November    0.08
December    0.08
January     0.08
February    0.08
March       0.08
April       0.08
May         0.08
June        0.08
July        0.08
August      0.08
September   0.08
October     0.08

Line Chart:
Share Price Performance
Weekly Closing Price
11/6/98     15.5
            15.63
            15.94
            16.19
            16
            16.06
            16.19
            16
            15.75
            15.69
            15.75
            15.69
            15.63
            15.69
            15.69
            16
            16
            15.88
            15.88
            15.88
            15.63
            15.63
            15.81
            15.63
            15.56
            15.25
            15.25
            15.31
            14.94
            15.38
            14.94
            15.25
            15.25
            15.25
            15.06
            15.13
            14.88
            14.19
            14.38
            14.38
            14.19
            13.94
            13.88
            13.63
            13.69
            13.13
            13.06
10/31/99    13.3125
Past performance is not predictive of future results.

Nuveen Select Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1999

NQS

Portfolio Statistics
Inception Date                                3/91
--------------------------------------------------
Share Price                                $13 1/8
--------------------------------------------------
Net Asset Value                             $14.05
--------------------------------------------------
Market Yield                                 7.27%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                       10.54%
--------------------------------------------------
Fund Net Assets ($000)                    $755,102
--------------------------------------------------
Average Effective Maturity (Years)           17.52
--------------------------------------------------
Leverage-Adjusted Duration                   11.20
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                       -13.63%        -4.55%
--------------------------------------------------
5-Year                         6.80%         6.82%
--------------------------------------------------
Since Inception                5.28%         6.95%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -10.91%        -1.74%
--------------------------------------------------
5-Year                         9.91%         9.88%
--------------------------------------------------
Since Inception                8.41%        10.08%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                28%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders net ordinary income distributions in December 1998 of $0.0029 per share.

Bar Chart:

1998-1999 Monthly Tax-Free Dividends Per Share

November    0.0795
December    0.0795
January     0.0795
February    0.0795
March       0.0795
April       0.0795
May         0.0795
June        0.0795
July        0.0795
August      0.0795
September   0.0795
October     0.0795



Line Chart:
Share Price Performance
Weekly Closing Price
11/6/98     16.19
            16.31
            16.25
            16.44
            16.44
            16.63
            16.44
            16.06
            15.94
            15.81
            15.81
            16
            16
            15.94
            15.94
            15.94
            15.75
            15.75
            15.69
            15.69
            15.63
            15.5
            15.56
            15.5
            14.94
            14.88
            15.06
            15
            14.75
            14.94
            14.63
            14.94
            14.94
            14.75
            14.63
            14
            14.31
            14.31
            14.31
            13.75
            13.75
            13.69
            13.69
            12.88
            12.88
10/31/99    13.125


Past performance is not predictive of future results.

Nuveen Quality Income Municipal Fund, Inc.
Performance Overview
As of October 31, 1999

NQU

Portfolio Statistics
Inception Date                                6/91
--------------------------------------------------
Share Price                                    $14
--------------------------------------------------
Net Asset Value                             $14.33
--------------------------------------------------
Market Yield                                 7.33%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                       10.62%
--------------------------------------------------
Fund Net Assets ($000)                  $1,228,845
--------------------------------------------------
Average Effective Maturity (Years)           16.31
--------------------------------------------------
Leverage-Adjusted Duration                    8.72
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -11.17%        -3.20%
--------------------------------------------------
5-Year                         8.64%         7.09%
--------------------------------------------------
Since Inception                6.02%         7.17%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -8.35%        -0.20%
--------------------------------------------------
5-Year                        11.79%        10.20%
--------------------------------------------------
Since Inception                9.16%        10.30%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                34%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

November    0.0855
December    0.0855
January     0.0855
February    0.0855
March       0.0855
April       0.0855
May         0.0855
June        0.0855
July        0.0855
August      0.0855
September   0.0855
October     0.0855


Line Chart:
Share Price Performance
Weekly Closing Price
11/6/98     16.88
            17.06
            16.94
            17.06
            17.25
            17.19
            17.13
            16.81
            16.88
            16.19
            16.44
            16.56
            16.63
            16.63
            16.63
            16.69
            16.44
            16.38
            16.38
            16.63
            16.31
            16.38
            16.44
            16.56
            16.13
            15.88
            15.69
            15.69
            15.56
            15.75
            15.5
            15.81
            16.13
            15.94
            15.81
            15.75
            15.5
            15.06
            15.13
            15.31
            15.19
            15.06
            14.81
            14.88
            14.88
            13.75
            13.69
10/31/99    14

Past performance is not predictive of future results.

Nuveen Premier Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1999

NPF

Portfolio Statistics
Inception Date                               12/91
--------------------------------------------------
Share Price                               $13 5/16
--------------------------------------------------
Net Asset Value                             $14.24
--------------------------------------------------
Market Yield                                 7.26%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                       10.52%
--------------------------------------------------
Fund Net Assets ($000)                    $450,509
--------------------------------------------------
Average Effective Maturity (Years)           13.45
--------------------------------------------------
Leverage-Adjusted Duration                   10.59
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -17.25%        -3.71%
--------------------------------------------------
5-Year                         7.90%         7.24%
--------------------------------------------------
Since Inception                5.23%         6.99%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -14.64%        -0.88%
--------------------------------------------------
5-Year                        10.98%        10.29%
--------------------------------------------------
Since Inception                8.25%        10.00%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                32%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.


2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0023 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

November    0.0805
December    0.0805
January     0.0805
February    0.0805
March       0.0805
April       0.0805
May         0.0805
June        0.0805
July        0.0805
August      0.0805
September   0.0805
October     0.0805



Pie Chart:
Share Price Performance
Weekly Closing Price
11/6/98     17.31
            17.25
            17.13
            17.19
            16.64
            17
            16.88
            16.63
            16.5
            16.44
            16.31
            16.38
            16.25
            16.44
            16.19
            16.25
            16
            15.94
            16.06
            15.9375
            15.88
            16
            16.13
            16.13
            15.81
            15.81
            15.63
            15.56
            15.31
            15.38
            15
            15.19
            15.25
            15.31
            15.19
            15
            15.13
            14.88
            14.5
            14.5
            14.5
            14.38
            14.19
            14.13
            13.69
            13.19
            13.13
10/31/99    13.31


Past performance is not predictive of future results.

Shareholder Meeting Report
The Shareholder Meeting was held July 28, 1999.

                                                                                    NQM
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                              31,054,882            2,188             1,941             1,845            2,040           2,046
   Withhold                            340,482                8                 4                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                            31,395,364            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
Lawrence H. Brown
   For                              31,064,728            2,193             1,941             1,845            2,040           2,046
   Withhold                            330,636                3                 4                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                            31,395,364            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
 Anne E. Impellizzeri
   For                              31,080,241            2,193             1,941             1,845            2,040           2,046
   Withhold                            315,123                3                 4                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                            31,395,364            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
Peter R. Sawers
   For                              31,091,265            2,193             1,944             1,845            2,040           2,046
   Withhold                            304,099                3                 1                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                            31,395,364            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
William J. Schneider
   For                                      --            2,187             1,941             1,845            2,040           2,046
   Withhold                                 --                9                 4                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
Timothy R. Schwertfeger
   For                                      --            2,188             1,941             1,845            2,040           2,046
   Withhold                                 --                8                 4                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
Judith M. Stockdale
   For                              31,100,300            2,193             1,944             1,845            2,040           2,046
   Withhold                            295,064                3                 1                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                            31,395,364            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                              31,018,254            2,193             1,940             1,845            2,030           2,046
   Against                             116,941                3                 5                --               10              --
   Abstain                             260,169               --                --                --               --              34
------------------------------------------------------------------------------------------------------------------------------------
   Total                            31,395,364            2,196             1,945             1,845            2,040           2,080
====================================================================================================================================

Shareholder Meeting Report

                                                                                             NQS
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                               30,824,188             1,825             1,855            2,256           2,519
   Withhold                                             363,772                12                63               28               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,187,960             1,837             1,918            2,284           2,521
====================================================================================================================================
Lawrence H. Brown
   For                                               30,840,318             1,825             1,855            2,256           2,519
   Withhold                                             347,642                12                63               28               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,187,960             1,837             1,918            2,284           2,521
====================================================================================================================================
 Anne E. Impellizzeri
   For                                               30,846,087             1,825             1,855            2,256           2,519
   Withhold                                             341,873                12                63               28               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,187,960             1,837             1,918            2,284           2,521
====================================================================================================================================
Peter R. Sawers
   For                                               30,875,299             1,825             1,855            2,259           2,519
   Withhold                                             312,661                12                63               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,187,960             1,837             1,918            2,284           2,521
====================================================================================================================================
William J. Schneider
   For                                                       --             1,825             1,855            2,255           2,519
   Withhold                                                  --                12                63               29               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,837             1,918            2,284           2,521
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             1,825             1,855            2,255           2,519
   Withhold                                                  --                12                63               29               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,837             1,918            2,284           2,521
====================================================================================================================================
Judith M. Stockdale
   For                                               30,879,989             1,825             1,855            2,259           2,519
   Withhold                                             307,971                12                63               25               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,187,960             1,837             1,918            2,284           2,521
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                                               30,792,638             1,834             1,907            2,281           2,519
   Against                                              119,310                --                10                3              --
   Abstain                                              276,012                 3                 1               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,187,960             1,837             1,918            2,284           2,521
====================================================================================================================================

Shareholder Meeting Report
                                                                           NQU
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                     Preferred        Preferred         Preferred         Preferred        Preferred       Preferred
                      Common            Shares           Shares            Shares            Shares           Shares          Shares
                      Shares          Series-M         Series-T          Series-W         Series-W2        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For            48,533,729             2,350            2,693             2,428             2,064            3,481           2,608
   Withhold          505,417                 2                9                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total          49,039,146             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
Lawrence H. Brown
   For            48,578,803             2,350            2,693             2,428             2,064            3,481           2,608
   Withhold          460,343                 2                9                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total          49,039,146             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
Anne E. Impellizzeri
   For            48,608,488             2,350            2,693             2,428             2,064            3,481           2,608
   Withhold          430,658                 2                9                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total          49,039,146             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
Peter R. Sawers
   For            48,626,077             2,351            2,693             2,428             2,064            3,481           2,608
   Withhold          413,069                 1                9                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total          49,039,146             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
William J. Schneider
   For                    --             2,350            2,683             2,428             2,064            3,481           2,608
   Withhold               --                 2               19                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
Timothy R. Schwertfeger
   For                    --             2,350            2,683             2,428             2,064            3,481           2,608
   Withhold               --                 2               19                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
Judith M. Stockdale
   For            48,631,024             2,351            2,693             2,428             2,064            3,481           2,608
   Withhold          408,122                 1                9                26                14               17               1
------------------------------------------------------------------------------------------------------------------------------------
   Total          49,039,146             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================
Ratification of auditors was reached as follows:
   For            48,503,070             2,335            2,690             2,421             2,078            3,492           2,608
   Against           167,593                 1                2                33                --               --               1
   Abstain           368,483                16               10                --                --                6              --
------------------------------------------------------------------------------------------------------------------------------------
   Total          49,039,146             2,352            2,702             2,454             2,078            3,498           2,609
====================================================================================================================================

Shareholder Meeting Report
                                                                                                               NPF
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-T       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                   18,279,738            2,218           2,446
   Withhold                                                                                 170,257               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,449,995            2,258           2,459
====================================================================================================================================
Lawrence H. Brown
   For                                                                                   18,299,817            2,218           2,446
   Withhold                                                                                 150,178               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,449,995            2,258           2,459
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                                   18,315,899            2,218           2,446
   Withhold                                                                                 134,096               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,449,995            2,258           2,459
====================================================================================================================================
Peter R. Sawers
   For                                                                                   18,316,849            2,218           2,446
   Withhold                                                                                 133,146               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,449,995            2,258           2,459
====================================================================================================================================
William J. Schneider
   For                                                                                           --            2,218           2,446
   Withhold                                                                                      --               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,258           2,459
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                           --            2,218           2,446
   Withhold                                                                                      --               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,258           2,459
====================================================================================================================================
Judith M. Stockdale
   For                                                                                   18,319,703            2,218           2,446
   Withhold                                                                                 130,292               40              13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,449,995            2,258           2,459
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                                                                                   18,231,797            2,200           2,432
   Against                                                                                   90,854               --              26
   Abstain                                                                                  127,344               58               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,449,995            2,258           2,459
====================================================================================================================================

Report of Independent Auditors


The Board of Directors and Shareholders
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. as of October 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. at October 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
December 15, 1999

                            Portfolio of Investments
                            NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
                            October 31,1999
   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 3.7%

$  22,225,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                   2/09 at 101        AAA   $ 21,154,200
                 Warrants, Series 1999-A, 5.750%, 2/01/38

   10,000,000   BMC Special Care Facilities Financing Authority of the City of                11/08 at 101        AAA      8,355,600
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B (Baptist
                 Health), 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.8%

   14,850,000   Alaska Housing Finance Corporation, General Housing Purpose Bonds,             6/04 at 102        Aa2     14,213,826
                 1994 Series A, 5.400%, 12/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

    6,535,000   Arkansas Development Finance Authority, Home Mortgage                      7/08 at 101 1/2        AAA      5,931,689
                 Revenue Bonds, 1998 Series A, 5.150%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                California - 12.2%

    9,455,000   County of Alameda, California, Alameda County Public Facilities                9/06 at 102        AAA      9,517,781
                 Corporation, Certificates of Participation (1991 Financing Project),
                 6.000%, 9/01/21

   22,400,000   California Health Facilities Financing Authority, Kaiser Permanente            5/03 at 102          A     20,151,040
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

    4,625,000   California Health Facilities Financing Authority, Hospital Revenue             6/01 at 102        Aaa      4,935,708
                 Bonds (Children's Hospital of Los Angeles), 1991 Series A,
                 7.125%, 6/01/21 (Pre-refunded to 6/01/01)

    5,925,000   State Public Works Board of the State of California, Lease Revenue             6/03 at 102        Aa3      5,531,402
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

    9,740,000   Huntington Park Redevelopment Agency, Single Family Residential               No Opt. Call        AAA     12,068,152
                 Mortgage Revenue Refunding Bonds, 1986 Series A, 8.000%, 12/01/19

    4,000,000   City of Loma Linda, California, Hospital Revenue Bonds                        12/03 at 102        N/R      3,835,400
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

    7,155,000   Department of Water and Power of the City of Los Angeles,                      5/03 at 102        AAA      5,768,433
                 Water Works Refunding Revenue Bonds, Second Issue of 1993,
                 4.500%, 5/15/23

    1,030,000   Natomas Unified School District (County of Sacramento, California),           No Opt. Call        AAA      1,052,114
                 1999 Refunding General Obligation Bonds, 5.950%, 9/01/21

   15,770,000   Ontario Redevelopment Financing Authority (San Bernardino County,             No Opt. Call        AAA     19,084,223
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

   13,145,000   City of Perris, California, Single Family Mortgage Revenue Bonds              No Opt. Call        AAA     16,042,684
                 (GNMA Mortgage-Backed Securities), 1988 Series B, 8.200%, 9/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.2%

    4,940,000   Castle Pines Metropolitan District, Douglas County, Colorado,                 12/00 at 102        AAA      5,231,361
                 General Obligation Refunding and Improvement Bonds, Series 1990,
                 7.625%, 12/01/15 (Pre-refunded to 12/01/00)

    1,895,000   Colorado Housing Finance Authority, Single Family Program Senior and           5/06 at 105        Aa2      2,092,819
                 Subordinate Bonds, 1996 Series B, 7.450%, 11/01/27

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
      820,000    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)        11/01 at 100        Aaa        879,499
    2,265,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                   11/01 at 100       BBB+      2,382,418

   26,000,000   City and County of Denver, Colorado, Airport System Revenue Bonds,            11/08 at 101        AAA     22,245,860
                 Series 1998B, 5.000%, 11/15/25

    7,865,000   Colorado Springs School District No. 11, El Paso County, Colorado,            12/07 at 125        AA-      9,029,335
                 General Obligation Improvement Bonds, Series 1996, 7.125%, 12/01/21

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.0%

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, 1997 Series C:
$   1,000,000    5.700%, 11/15/17 (Alternative Minimum Tax)                                   11/07 at 102         AA   $    973,720
    8,520,000    5.850%, 11/15/28 (Alternative Minimum Tax)                                   11/07 at 102         AA      8,209,105

    6,985,000   Connecticut Housing Finance Authority, Housing Mortgage Finance                5/06 at 102         AA      7,067,772
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 3.2%

    2,500,000   District of Columbia (Washington, D.C.), General Obligation Bonds,            No Opt. Call        AAA      2,530,025
                 Series 1998B, 6.000%, 6/01/16

    5,205,000   District of Columbia Housing Finance Agency, Collateralized Single            12/00 at 102        AAA      5,412,523
                 Family Mortgage Revenue Bonds, Series 1990A, 8.100%, 12/01/23
                 (Alternative Minimum Tax)

   18,645,000   District of Columbia Water and Sewer Authority, Public Utility                 4/09 at 160        AAA     17,614,677
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.9%

    4,000,000   Hillsborough County Port District, Florida, Tampa Port Authority              12/00 at 102    Baa1***      4,257,720
                 Revenue Bonds, Series 1990, 8.250%, 6/01/09 (Pre-refunded to 12/01/00)

   20,000,000   Jacksonville Health Facilities Authority, Health Facilities Revenue           11/00 at 102        Aaa     21,087,600
                 Refunding Bonds, Daughters of Charity National Health System, Inc.,
                 St. Vincent's Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)

    7,500,000   City of Miami Beach Health Facilities Authority, Hospital Revenue             11/08 at 101        BBB      6,177,750
                 Bonds, Series 1998 (Mount Sinai Medical Center of Florida Project),
                 5.375%, 11/15/28


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 4.1%

   15,420,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,                 5/09 at 101        AAA     12,876,625
                 Series 1999A, 5.000%, 11/01/38

    2,250,000   Municipal Electric Authority of Georgia, Project One Special Obligation       No Opt. Call          A      2,360,093
                 Bonds, Fourth Crossover Series, 6.500%, 1/01/20

   10,000,000   Development Authority of Monroe County (Georgia), Pollution Control            4/00 at 102         A+     10,209,400
                 Revenue Bonds (Georgia Power Company, Plant Scherer Project),
                 Second Series 1994, 6.750%, 10/01/24

    7,325,000   Wayne County Development Authority, Solid Waste Disposal                       7/00 at 102       Baa2      7,560,206
                 Revenue Bonds (ITT Rayonier, Inc. Project), Series 1990,
                 8.000%, 7/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 4.8%

    6,720,000   City of Chicago, Chicago O'Hare International Airport, Special Facility       11/00 at 102       Baa2      6,998,611
                 Revenue Bonds (American Airlines, Inc. Project), Series 1990A,
                 7.875%, 11/01/25 (Alternative Minimum Tax)

    7,500,000   Community College District No. 508, Cook County, Illinois,                    No Opt. Call        AAA      9,086,175
                 Certificates of Participation, 8.750%, 1/01/07

    3,305,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990              11/00 at 102      A3***      3,480,462
                 (Riverside Senior Living Center Project), 7.500%, 11/01/20
                 (Pre-refunded to 11/01/00)

    5,900,000   Community Unit School District Number 7, Madison County, Illinois,            No Opt. Call        AAA      6,117,297
                 School Building Bonds, Series 1994, 5.850%, 2/01/13

    3,585,000   City of Pekin, Illinois, Multifamily Housing Refunding Revenue Bonds,          5/03 at 103        AAA      3,712,913
                 Series 1992A (FHA-Insured Mortgage Loan - Section 8 Assisted
                 Project), 6.875%, 5/01/22

    1,430,000   City of Peoria, Peoria County, City of Pekin, Tazewell and Peoria              8/00 at 103        AA+      1,440,067
                 Counties, and City of Waukegan, Lake County (Illinois), Jointly,
                 GNMA Collateralized Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)

    5,390,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry          No Opt. Call        AAA      6,685,325
                 and Will Counties, Illinois, General Obligation Bonds, Series 1992A,
                 9.000%, 6/01/07

      860,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                  No Opt. Call        AAA      1,066,675
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/07


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 0.8%

    6,000,000   Hospital Authority of Delaware County (Indiana), Hospital Revenue              8/01 at 102        AAA      6,353,220
                 Bonds, Series 1991 (Ball Memorial Hospital), 6.625%, 8/01/16
                 (Pre-refunded to 8/01/01)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.3%

$   4,070,000   Sedgwick and Shawnee Counties, Kansas, Single Family                          No Opt. Call        Aaa   $  4,389,739
                 Mortgage Revenue Bonds(Mortgaged-Backed Securities Program),
                 1997 Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

    4,760,000   City of Topeka, Kansas, Industrial Revenue Refunding Bonds,                    8/16 at 100        AAA      6,280,344
                 Series 1988 (Sunwest Hotel Corporation Project), 9.500%, 10/01/16
                 (Pre-refunded to 8/15/16) (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.1%

   12,500,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,                4/05 at 102        Aa2     12,289,250
                 1995 Series A (Louisville Gas and Electric Company Project),
                 5.900%, 4/15/23

    1,170,000   Kentucky Housing Corporation, Housing Revenue Bonds                            7/00 at 102        AAA      1,204,831
                 (FHA-Insured/VA Guaranteed), 1990 Series C, 8.100%, 1/01/22
                 (Alternative Minimum Tax)

    3,700,000   County of Warren, Kentucky, Hospital Revenue Bonds, Series 1998                4/08 at 101        AAA      3,033,889
                 (Bowling Green-Warren County Community Hospital Corporation),
                 4.875%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.5%

    4,065,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage            8/00 at 102        Aaa      4,175,243
                 Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

    4,595,000   East Baton Rouge Mortgage Finance Authority, Single Family                    10/07 at 102        Aaa      4,374,578
                 Mortgage Revenue Refunding Bonds  (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

    3,950,000   Louisiana Public Facilities Authority, Extended Care Facilities               No Opt. Call        BBB      4,422,776
                 Revenue Bonds (Comm-Care Corporation Project),
                 Series 1994, 11.000%, 2/01/04

   11,545,000   Orleans Parish School Board, Public School Refunding Bonds,                   No Opt. Call        AAA     14,798,035
                 Series 1987, 9.000%, 2/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.4%

    3,095,000   Maine State Housing Authority, Mortgage Purchase Bonds,                       10/04 at 102         AA      3,230,530
                 1994 Series C-2, 6.875%, 11/15/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%

    2,000,000   City of Gaithersburg (Maryland), First Mortgage Economic Development           1/00 at 102     N/R***      2,052,580
                 Revenue Bonds (Asbury Methodist Home, Incorporated Facility),
                 Series 1990, 7.850%, 1/01/20 (Pre-refunded to 1/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 10.1%

   16,250,000   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital             8/00 at 102        Aaa     17,005,138
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,810,000    9.000%, 7/01/15 (Pre-refunded to 7/01/00)                                     7/00 at 102        Aaa      4,011,701
    5,450,000    9.000%, 7/01/15                                                               7/00 at 102        BBB      5,656,773

   20,750,000   Massachusetts Turnpike Authority, Metropolitan Highway System                  1/09 at 101        AAA     17,243,043
                 Revenue Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1990 Series A:
   15,000,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                     4/00 at 102        AAA     15,530,700
    4,000,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                     4/00 at 102        AAA      4,139,440

    4,000,000   Massachusetts Water Resources Authority, General Revenue                       3/03 at 100        AAA      3,477,760
                 Refunding Bonds, Series 1993, 5.000%, 3/01/22

   16,050,000   Massachusetts Water Resources Authority, General Revenue                       8/08 at 101        AAA     13,817,285
                 Refunding Bonds, 1997 Series D, 5.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.7%

    3,650,000   School District of the City of Detroit, Wayne County, Michigan,                5/09 at 101        AAA      2,968,983
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998A, 4.750%, 5/01/28

   10,000,000   City of Detroit, Michigan, Water Supply System Revenue and                    No Opt. Call        AAA     10,793,800
                 Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.2%

$   5,000,000   The Dakota County Housing and Redevelopment Authority, the                    No Opt. Call        AAA   $  6,368,650
                 Washington County Housing and Redevelopment Authority, and the
                 City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds (Mortgage Backed Program), Series 1988,
                 8.450%, 9/01/19 (Alternative Minimum Tax)

    2,860,000   City of Hopkins, Minnesota, Elderly Housing Revenue Refunding                  3/04 at 102        AAA      3,098,839
                 Bonds (St. Therese Southwest, Inc. Project), Series 1994A,
                 6.500%, 3/01/19 (Pre-refunded to 3/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.3%

    1,495,000   Mississippi Housing Finance Corporation, Single Family Mortgage                4/00 at 102        AAA      1,526,978
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)

      630,000   Mississippi Home Corporation, Single Family Senior Revenue                     9/00 at 103        AAA        657,336
                 Refunding Bonds, Series 1990A, 9.250%, 3/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.3%

    2,045,000   Missouri Housing Development Commission, Single Family Mortgage                3/07 at 105        AAA      2,230,850
                 Revenue Bonds (Homeownership Loan Program), 1997 Series A-2,
                 7.300%, 3/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.1%

    3,300,000   Nebraska Higher Education Loan Program, Inc., Student Loan Program             3/04 at 102        AAA      3,267,957
                 Revenue Bonds, 1993 Series B, 5.875%, 6/01/14 (Alternative Minimum Tax)

   13,330,000   Nebraska Investment Finance Authority, Single Family Housing               3/05 at 101 1/2        AAA     13,522,752
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.8%

    7,770,000   Metropolitan Transportation Authority, Commuter Facilities Revenue             7/07 at 101        AAA      7,083,521
                 Bonds, Series 1997C, 5.375%, 7/01/27

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       95,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                                  10/07 at 101      A-***        102,107
    9,905,000    6.000%, 10/15/26                                                             10/07 at 101         A-      9,819,718

    7,000,000   New York City Municipal Water Finance Authority, Water and Sewer               6/06 at 101        AAA      6,772,710
                 System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
   10,200,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                                 6/00 at 101 1/2        Aaa     10,578,726
    5,105,000    6.000%, 6/15/20 (Pre-refunded to 6/15/00)                                     6/00 at 100        Aaa      5,173,458
    6,395,000    6.000%, 6/15/20 (Pre-refunded to 6/15/00)                                     6/00 at 100        AAA      6,480,757

   14,235,000   Dormitory Authority of the State of New York, City University System          No Opt. Call       BBB+     15,665,333
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/02

   10,000,000   Dormitory Authority of the State of New York, City University System           7/00 at 102        Aaa     10,458,700
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990F, 7.875%, 7/01/17 (Pre-refunded to 7/01/00)

    8,960,000   Dormitory Authority of the State of New York, State University                 5/00 at 102        Aaa      9,298,868
                 Educational Facilities Revenue Bonds, Series 1989B,
                 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

    5,000,000   New York State Medical Care Facilities Finance Agency,                         2/00 at 102        AAA      5,150,950
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.7%

    2,795,000   Charlotte Mortgage Revenue Refunding Bonds (FHA-Insured                       11/07 at 100        AAA      2,985,144
                 Mortgage-Double Oaks Apartments), 7.350%, 5/15/26

   19,200,000   North Carolina Eastern Municipal Power Agency, Power System                    1/07 at 102        AAA     18,699,456
                 Revenue Bonds, Refunding Series 1996B, 5.875%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.2%

    2,000,000   City of Bismarck, North Dakota, Health Care Revenue Bonds,                     7/08 at 102        AAA      1,670,180
                 Series 1998A (St. Alexius Medical Center), 5.000%, 7/01/28


   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.0%

$   8,650,000   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,                  2/09 at 101         A-   $  8,403,389
                 Series 1999 (The Metrohealth System Project), 6.150%, 2/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.3%

    8,990,000   Northern Wasco County Peoples Utility District, Wasco County, Oregon,         12/03 at 102        Aa1      8,057,467
                 McNary Dam Fishway Hydroelectric Project Revenue Bonds,
                 Series 1993 (Bonneville Power Administration), 5.200%, 12/01/24

    2,500,000   State of Oregon Department of General Services, Certificates of                9/00 at 102        AAA      2,622,900
                 Participation (1990 Real Property Financing Program), Series F,
                 7.500%, 9/01/15 (Pre-refunded to 9/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.4%

    4,905,000   McKean County Hospital Authority, Hospital Revenue Bonds,                     10/00 at 102       BBB-      5,205,578
                 Series of 1990 (Bradford Hospital Project), 8.875%, 10/01/20

    6,790,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue               6/03 at 100        AAA      6,071,414
                 Bonds, Series 1993, 5.000%, 6/15/16


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.6%

    4,805,000   Newport Housing Development Corporation, 1995 Multifamily                      6/03 at 100        AAA      5,017,045
                 Mortgage Revenue Refunding Bonds (Broadway-West Broadway
                 Apartments, FHA-Insured Mortgage, Section 8 Assisted Project),
                 Series A, 6.800%, 8/01/24

   25,000,000   Rhode Island Health and Educational Building Corporation,                      5/07 at 102        AAA     23,838,250
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.750%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.4%

    3,475,000   South Carolina State Housing Finance and Development Authority,                7/00 at 102         AA      3,572,126
                 Homeownership Mortgage Purchase Bonds, 1990 Series C,
                 7.750%, 7/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.5%

    2,000,000   Brazos River Authority (Texas), Collaterlized Pollution Control Revenue        2/00 at 102       BBB+      2,051,360
                 Bonds (Texas Utilities Electric Company Project), Series 1990A,
                 8.125%, 2/01/20 (Alternative Minimum Tax)

    3,500,000   Brazos River Authority (Texas), Collateralized Pollution Control              11/03 at 102        AAA      3,250,800
                 Revenue Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1993A, 5.500%, 5/01/22

    2,055,000   The Cameron County Housing Finance Corporation, GNMA Collateralized            9/00 at 103        AAA      2,133,727
                 Mortgage Revenue Refunding Bonds, 1990 Series B, 7.850%, 3/01/24

                Dallas Housing Corporation, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
    1,000,000    7.700%, 8/01/05                                                               8/00 at 102       Baa2      1,029,040
    2,000,000    7.850%, 8/01/13                                                               8/00 at 102       Baa2      2,058,000

   13,175,000   Harris County Hospital District, Refunding Revenue Bonds, Texas,              No Opt. Call        AAA     14,993,282
                Series 1990, 7.400%, 2/15/10

    3,500,000   Richardson Hospital Authority (Texas), Hospital Revenue Refunding             12/08 at 101       BBB+      2,969,785
                 and Improvement Bonds (Baylor/Richardson Medical Center Project),
                 Series 1998, 5.625%, 12/01/28

    8,080,000   Tyler Health Facilities Development Corporation (Texas), Hospital              2/09 at 102        AAA      7,239,518
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997D (Remarketed), 5.375%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.2%

    2,000,000   City of Virginia Beach Development Authority, Multi-family Housing            10/14 at 100        N/R      1,987,260
                 Revenue Bonds (Residential Rental Hanptons Project), Series 1999,
                 7.500%, 10/01/39


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.2%

   11,320,000   State of Washington, General Obligation Bonds, Series 1994A,                  10/03 at 100        AA+     10,090,082
                 4.750%, 10/01/13

    3,000,000   Washington Health Care Facilities Authority, Revenue Bonds,                    7/00 at 102        AAA      3,124,800
                 Series 1990 (Franciscan Health System/St. Francis Community
                 Hospital of Federal Way), 7.250%, 7/01/15 (Pre-refunded to 7/01/00)

    2,615,000   Washington Health Care Facilities Authority, Revenue Bonds,                   12/09 at 101        AAA      2,377,663
                 Series 1999 (Providence Services), 5.500%, 12/01/26

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$   2,000,000   Washington Public Power Supply System, Nuclear Project No. 1                   7/00 at 102        AAA   $  2,092,080
                 Refunding Revenue Bonds, Series 1990C, 8.000%, 7/01/17
                 (Pre-refunded to 7/01/00)

    5,650,000   Washington Public Power Supply System, Nuclear Project No. 2                   7/00 at 102        Aaa      5,873,797
                 Refunding Revenue Bonds, Series 1990B, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/00)

   13,900,000   Washington Public Power Supply System, Nuclear Project No. 3                   1/00 at 102        AAA     14,254,450
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   16,060,000   Washington Public Power Supply System, Nuclear Project No. 3                   7/03 at 102        AAA     15,578,200
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

    4,500,000   Washington Public Power Supply System, Nuclear Project No. 3                   7/03 at 102        Aa1      4,184,050
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------

$ 793,880,000   Total Investments - (cost $792,353,145) - 99.0%                                                          794,366,976
=============

                Other Assets Less Liabilities - 1.0%                                                                       8,141,502
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $802,508,478
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS) October 31,1999

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.3%

$   2,900,000   The Water Works Board of the City of Arab (Alabama), Water Revenue             8/01 at 102        AAA   $  3,073,101
                 Bonds, Series 1991, 7.050%, 8/01/16

    2,625,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,                   2/07 at 100        AAA      2,381,452
                 Series 1997-A, 5.375%, 2/01/27

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
    8,000,000    5.375%, 2/01/36                                                               2/09 at 101        AAA      7,134,800
    5,000,000    5.750%, 2/01/38                                                               2/09 at 101        AAA      4,759,100


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.1%

    9,450,000   Alaska Energy Authority, Power Revenue Refunding Bonds, Third Series           7/09 at 101        AAA      8,122,275
                 (Bradley Hydroelectric Project), 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.1%

    2,740,000   Arkansas Development Finance Authority, Single Family Mortgage                 8/01 at 103         AA      2,822,748
                 Revenue Refunding Bonds, 1991 Series A (FHA-Insured or VA
                 Guaranteed Mortgage Loans), 8.000%, 8/15/11

    4,500,000   City of Little Rock, Arkansas, Hotel and Restaurant Gross Receipts            No Opt. Call          A      5,185,935
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                California - 1.3%

    4,000,000   California Health Facilities Financing Authority, Kaiser Permanente           10/08 at 102          A      3,393,680
                 Revenue Bonds, Series 1998B, 5.000%, 10/01/20

    3,125,000   State of California Department of Transportation, Refunding                    3/07 at 102        AAA      2,955,875
                 Certificates of Participation, Series 1997A, 5.250%, 3/01/16

    3,785,000   Department of Water and Power of the City of Los Angeles                       9/03 at 102        Aa3      3,493,479
                 (California), Electric Plant Refunding Revenue Bonds, Issue of 1993,
                 5.375%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 6.5%

    9,250,000   Colorado Health Facilities Authority, Revenue Bonds, 1994 Series A             7/06 at 102          A      8,336,378
                 (Kaiser Permanente), Remarketed, 5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    2,560,000    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)        11/02 at 102        Aaa      2,772,531
    9,590,000    6.750%, 11/15/22 (Alternative Minimum Tax)                                   11/02 at 102       BBB+      9,678,995

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    5,305,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)        11/01 at 102        Aaa      5,863,617
   14,695,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                   11/01 at 102       BBB+     15,931,878

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,040,000    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)        11/01 at 102        Aaa      1,129,721
    3,960,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                   11/01 at 102       BBB+      4,217,558

      990,000   Jefferson County, Colorado, Single Family Revenue Refunding Bonds,             4/01 at 103        AAA      1,033,511
                 Series 1991A, 8.875%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.4%

    7,245,000   Connecticut Development Authority, Health Facility Refunding                   8/01 at 103     N/R***      8,131,716
                 Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                 Project, Series 1991A, 10.000%, 8/15/21 (Pre-refunded to 8/15/01)

    9,785,000   Connecticut Development Authority, Health Facility Refunding Revenue           8/04 at 102        N/R     10,067,102
                 Bonds, Alzheimer's Resource Center of Connecticut, Inc. Project,
                 Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.4%

   10,265,000   District of Columbia (Washington, D.C.), General Obligation Bonds,             6/08 at 101        AAA      9,019,856
                 Series 1998B, 5.250%, 6/01/26

    1,610,000   District of Columbia Housing Finance Agency, Collateralized Single            12/00 at 102        AAA      1,674,191
                 Family Mortgage Revenue Bonds, Series 1990A, 8.100%, 12/01/23
                 (Alternative Minimum Tax)


   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.3%

$   9,250,000   Jacksonville Electric Authority (Jacksonville, Florida), Bulk Power Supply 10/00 at 101 1/2       Aaa   $  9,626,938
                 System Revenue Bonds (Scherer 4 Project), Issue One, Series 1991A,
                 6.750%, 10/01/21 (Pre-refunded to 10/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.3%

   16,000,000   Department of Budget and Finance of the State of Hawaii, Special               7/01 at 102        AAA     17,172,800
                 Purpose Revenue Bonds, Kapiolani Health Care System Obligated
                 Group (Pali Momi Medical Center Project), Series 1991,
                 7.650%, 7/01/19 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 7.8%

    5,000,000   City of Chicago (Illinois), General Obligation Bonds, Project and Refunding    1/06 at 102        AAA      4,328,150
                 Series 1995B, 5.125%, 1/01/25

    7,375,000   City of Chicago (Illinois), Lakefront Millennium Project, Parking             No Opt. Call        AAA      7,203,679
                 Facilities Bonds (Limited Tax), Series 1998, 5.750%, 1/01/23

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1997:
    4,000,000    5.750%, 12/01/20                                                             12/07 at 102        AAA      3,855,520
    5,000,000    5.750%, 12/01/27                                                             12/07 at 102        AAA      4,769,050

   30,000,000   Chicago School Reform Board of Trustees of the Board of Education             No Opt. Call        AAA      5,962,500
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1998A, 0.000%, 12/01/25

    5,000,000   City of Chicago, Chicago O'Hare International Airport Special                  9/09 at 101       Baa2      4,383,700
                 Facilities Revenue Refunding Bonds (United Air Lines, Inc. Project),
                 Series 1999A, 5.350%, 9/01/16

                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990, Subseries A (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
      775,000    7.650%, 7/01/07                                                               1/02 at 105        AAA        833,668
    6,780,000    7.650%, 12/31/31                                                              1/02 at 105        AAA      7,272,974

    1,585,000   Illinois Housing Development Authority, Multifamily Housing Bonds,             7/01 at 102         A+      1,657,324
                 1991 Series C, 7.400%, 7/01/23

                The County of St. Clair, Illinois, General Obligation Bonds (Alternate
                Revenue Source), Series 1999:
    3,240,000    5.625%, 10/01/12                                                             10/09 at 102        AAA      3,267,864
    4,410,000    5.625%, 10/01/13                                                             10/09 at 102        AAA      4,409,780
    5,285,000    5.500%, 10/01/14                                                             10/09 at 102        AAA      5,161,331
    5,930,000    5.500%, 10/01/15                                                             10/09 at 102        AAA      5,725,474


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.9%

    8,640,000   Avon Community School Building Corporation (Hendricks County,                  7/04 at 101        AAA      8,191,670
                 Indiana), First Mortgage Bonds, Series 1994, 5.500%, 1/01/16

    5,055,000   Beacon Heights Housing Development Corporation, 1991 Multifamily               6/01 at 100        AAA      5,175,006
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage-Section 8
                 Assisted Project), Series A, 7.625%, 2/01/21

    1,070,000   Michigan City Housing Development Corporation, 1991 Multifamily                6/01 at 100        AAA      1,090,705
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage-Section 8
                 Assisted Project), Series A, 7.625%, 2/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 2.2%

    7,025,000   City of Merriam, Kansas, Hospital Refunding Revenue Bonds,                     9/01 at 102        AAA      7,366,696
                 Series 1991C (Shawnee Mission Medical Center, Inc. Project),
                 7.250%, 9/01/04 (Pre-refunded to 9/01/01)

    8,800,000   City of Merriam, Kansas, Hospital Refunding Revenue Bonds,                     9/01 at 102        AAA      9,407,376
                 Series 1991B (Shawnee Mission Medical Center, Inc. Project),
                 7.250%, 9/01/21 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.4%

    3,015,000   Lakeland Wesley Village, Inc., Mortgage Revenue Refunding Bonds               11/01 at 103         Aa      3,101,892
                 (Lakeland Wesley Village I Elderly-Section 8 Assisted Project/FHA-Insured
                 Mortgage), Series 1991, 7.500%, 11/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.2%

    1,125,000   Calcasieu Parish Public Trust Authority (Louisiana), Mortgage Revenue          6/01 at 103         A1      1,169,561
                 Refunding Bonds, 1991 Series A, 7.750%, 6/01/12

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.0%
------------------------------------------------------------------------------------------------------------------------------------
$   7,500,000   Maryland Health and Higher Educational Facilities Authority, Revenue           7/09 at 101         AA   $  7,300,500
                 Bonds, the Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.5%

    7,375,000   Boston Housing Development Corporation, Mortgage Revenue Refunding             1/04 at 102        AAA      6,840,165
                 Bonds, Series 1994A (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), 5.500%, 7/01/24

    5,000,000   Massachusetts Bay Transportation Authority, General Transportation             3/07 at 101        AA-      4,235,550
                 System Bonds, 1998 Series B, 5.000%, 3/01/28

    2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue             6/01 at 102      A3***      2,159,360
                 Bonds, Lowell General Hospital Issue, Series A,
                 8.400%, 6/01/11 (Pre-refunded to 6/01/01)

   14,025,000   Massachusetts Water Resources Authority, General Revenue Bonds,                4/00 at 100        AAA     14,151,926
                 1990 Series A, 6.000%, 4/01/20 (Pre-refunded to 4/01/00)

    6,300,000   Somerville Housing Authority (Massachusetts), Mortgage Revenue                 5/00 at 102        AAA      6,477,093
                 Bonds, Series 1990 (GNMA Collateralized - Clarendon Hill Towers
                 Project), 7.950%, 11/20/30


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.5%

    3,625,000   Fowlerville Community Schools, Counties of Livingston, Ingham, and             5/07 at 100        AAA      3,779,280
                 Shiawassee, State of Michigan, 1996 School Building and Site Bonds,
                 5.600%, 5/01/26 (Pre-refunded to 5/01/07)

    7,890,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds              8/01 at 102        Aaa      8,477,726
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

    6,525,000   Michigan State Hospital Finance Authority Revenue Bonds                       11/00 at 100        AAA      6,352,218
                 (Ascension Health Credit Group), Series 1999A, 5.750%, 11/15/16


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.7%

    3,465,000   Chisago County, Southcentral Minnesota Multi-County and                  3/04 at 102 27/32        AAA      3,649,026
                 Stearns County Housing and Redevelopment Authorities, Single
                 Family Mortgage Revenue Refunding Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994B,
                 7.050%, 9/01/27 (Alternative Minimum Tax)

                The Dakota, Washington, and Stearns Counties Housing and
                Redevelopment Authority, Single Family Mortgage Revenue
                Refunding Bonds (Fannie Mae Mortgage-Backed Securities Program),
                Series 1994A:
      965,000    6.600%, 9/01/17 (Alternative Minimum Tax)                                     3/04 at 102        AAA        986,906
      705,000    6.700%, 3/01/21 (Alternative Minimum Tax)                                     3/04 at 102        AAA        721,687


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.2%

    1,410,000   Goodman Housing Development Corporation, 1991 Multifamily                      8/01 at 100        AAA      1,437,805
                 Mortgage Revenue Refunding Bonds, Goodhaven Manor
                 (FHA-Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.625%, 2/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.4%

   10,550,000   Nebraska Investment Finance Authority, Single Family Housing               3/05 at 101 1/2        AAA     10,886,229
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.4%

    7,500,000   Clark County, Nevada, Airport System Subordinate Lien Revenue                  7/10 at 101        AAA      7,422,300
                 Bonds, Series 1999A, 6.000%, 7/01/29 (WI)

   10,000,000   Clark County School District, Nevada, General Obligation (Limited Tax),        6/06 at 101        AAA     10,702,700
                 School Improvement Bonds, Series 1996, 6.000%, 6/15/15


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.2%

    4,420,000   New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,              11/01 at 102        AA+      4,612,845
                 1991 Series A, 6.850%, 11/01/06

    5,000,000   The Pollution Control Financing Authority of Salem County                     11/03 at 102        AAA      4,743,750
                 (New Jersey), Pollution Control Revenue Refunding Bonds,
                 1993 Series C (Public Service Electric and Gas Company Project),
                 5.550%, 11/01/33


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 1.2%

   10,000,000   City of Farmington, New Mexico, Pollution Control Refunding                    4/09 at 102        AAA      8,705,800
                 Revenue Bonds (Southern California Edison Company, Four
                 Corners Project), 1999 Series A, 5.125%, 4/01/29

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                New York - 11.7%

                The City of New York, General Obligation Bonds, Fiscal 1991
                Series F, Tax-Exempt Bonds:
$   5,000,000    8.250%, 11/15/10 (Pre-refunded to 11/15/01)                              11/01 at 101 1/2        AAA   $  5,461,800
    7,750,000    8.250%, 11/15/15 (Pre-refunded to 11/15/01)                              11/01 at 101 1/2                 8,465,790

    3,520,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series F,          2/08 at 101         A-      3,284,794
                  5.250%, 8/01/14

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       90,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                                  10/07 at 101      A-***         96,733
    9,200,000    6.000%, 10/15/26                                                             10/07 at 101         A-      9,120,788

    6,240,000   The City of New York, General Obligation Bonds, Fiscal 1999 Series H,          3/09 at 101         A-      5,704,109
                 5.250%, 3/15/16

    5,000,000   New York City Health and Hospitals Corporation, Health System Bonds,           2/09 at 101        AAA      4,345,900
                 1999 Series A, 5.000%, 2/15/20

    6,000,000   New York City Municipal Water Finance Authority, Water and                     6/09 at 101        AAA      5,526,540
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32

    5,000,000   Dormitory Authority of the State of New York, Mental Health Services           8/08 at 101        AAA      4,306,450
                 Facilities Improvement Revenue Bonds, Series 1998D, 5.000%, 2/15/23

    6,000,000   New York Local Government Assistance Corporation (A Public Benefit             4/02 at 102        AAA      6,464,580
                 Corporation of the State of New York), Series 1991D,
                 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series B:
    1,020,000    7.600%, 2/15/06 (Pre-refunded to 8/15/01)                                     8/01 at 102      A-***      1,097,163
    1,010,000    7.600%, 8/15/06 (Pre-refunded to 8/15/01)                                     8/01 at 102      A-***      1,086,407
    5,970,000    7.625%, 8/15/17 (Pre-refunded to 8/15/01)                                     8/01 at 102      A-***      6,424,198

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
    5,380,000    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                                     2/02 at 102      A-***      5,821,752
       40,000    7.400%, 2/15/18                                                              2/02 at 102-      A-            42,771

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series B:
      595,000    7.600%, 2/15/06                                                               8/01 at 102         A-        635,353
      580,000    7.600%, 8/15/06                                                               8/01 at 102         A-        619,336
    1,980,000    7.625%, 8/15/17                                                               8/01 at 102         A-      2,110,324

   12,940,000   New York State Urban Development Corporation, 1996 Corporate                   7/06 at 102        AAA     11,978,299
                 Purpose Senior Lien Bonds, 5.500%, 7/01/26

    6,000,000   New York State Urban Development Corporation, Correctional                     1/01 at 102        Aaa      6,340,440
                 Capital Facilities Revenue Bonds, Series 2, 7.500%, 1/01/18
                 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.3%

   18,555,000   North Carolina Eastern Municipal Power Agency, Power System                    1/03 at 100        AAA     17,463,224
                 Revenue Bonds, Refunding Series 1993 B, 5.500%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 1.3%

   10,000,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds                    12/07 at 100        AAA      9,459,600
                 (The Aurora Project), Series 1997A, 5.625%, 12/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.8%

    5,000,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,                11/09 at 101       Baa1      4,321,800
                 Hospital Facilities Revenue Bonds, Series 1998A (Summa Health
                 System Project), 5.375%, 11/15/18

    1,160,000   Toledo-Lucas County Port Authority, Development Revenue Bonds                 11/00 at 102        N/R      1,188,664
                 (Northwest Ohio Bond Fund), Series 1989C, 8.400%, 11/15/09
                 (Alternative Minimum Tax)

      805,000   Toledo-Lucas County Port Authority, Development Revenue Bonds                 11/99 at 100        N/R        806,827
                 (Northwest Ohio Bond Fund), Series 1989D, 8.500%, 11/15/00
                 (Alternative Minimum Tax)

       85,000   Toledo-Lucas County Port Authority, Development Revenue Bonds                 No Opt. Call     N/R***         86,100
                 (Northwest Ohio Bond Fund), Series 1990D, 8.500%, 5/15/00
                 (Alternative Minimum Tax)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 3.7%

$   5,965,000   Oklahoma County Home Finance Authority (Oklahoma County, Oklahoma),            7/01 at 102        Aaa   $  6,190,298
                 Single Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

   21,025,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                  6/01 at 102       Baa2     22,026,211
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.8%

    7,500,000   Rhode Island Health and Educational Building Corporation, Higher               4/09 at 101        AAA      6,293,250
                 Education Facility Revenue Bonds, Johnson and Wales University
                 Issue, Series 1999, 5.000%, 4/01/29


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.6%

    4,000,000   Charleston County, South Carolina, Revenue Bonds, Series 1999A                 8/09 at 101        AAA      3,338,840
                 (CareAlliance Health Services), 5.000%, 8/15/28

    5,000,000   Oconee County, South Carolina, Pollution Control Facilities Revenue            4/03 at 102        Aa2      4,987,650
                 Refunding Bonds, Series 1993, (Duke Power Company Project),
                 5.800%, 4/01/14

    5,000,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue             1/09 at 101       BBB-      4,100,200
                 Bonds, 1999A Refunding Series, 5.250%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 1.9%

    7,315,000   City of Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,        10/14 at 100        AAA      9,000,888
                 Series 1989  (Great Plains Hotel Corporation Project), 8.500%, 11/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 10/15/14)

    4,970,000   South Dakota Housing Development Authority, Homeownership                     11/06 at 102        AAA      5,027,801
                 Mortgage Bonds, 1996 Series D, 6.300%, 5/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.0%

    7,220,000   The Metropolitan Government of Nashville and Davidson County                   5/02 at 102        AAA      7,656,377
                 (Tennessee), General Obligation Multi-Purpose Improvement Bonds,
                 Series 1994, 6.150%, 5/15/25 (Pre-refunded to 5/15/02)

    7,500,000   The Health and Educational Facilities Board of the Metropolitan               11/09 at 101        AAA      7,301,250
                 Government of Nashville and Davidson County, Tennessee, Revenue
                 Bonds (Ascension Health Credit Group), Series 1999A, 5.875%, 11/15/28


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 9.3%

    8,580,000   Brazos River Authority (Texas), Collaterlized Pollution Control Revenue        2/00 at 102       BBB+      8,800,334
                 Bonds (Texas Utilities Electric Company Project), Series 1990A,
                 8.125%, 2/01/20 (Alternative Minimum Tax)

    6,000,000   Brazos River Authority (Texas), Revenue Refunding Bonds (Houston              11/08 at 102        AAA      5,232,900
                 Industries Incorporated Project), Series 1998C, 5.125%, 11/01/20
                 (Optional put 11/01/08)

    3,430,000   Comal County Health Facilities Development Corporation, Hospital               1/01 at 102        AAA      3,562,638
                 Revenue Refunding Bonds (McKenna Memorial Hospital FHA-Insured
                 Project), Series 1991, 7.375%, 1/15/21

    5,000,000   Dallas-Fort Worth International Airport Facility Improvement                  11/02 at 102       Baa2      5,268,800
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1992,
                 7.250%, 11/01/30 (Alternative Minimum Tax)

    7,515,000   El Paso Housing Finance Corporation, Single Family Mortgage Revenue            4/01 at 103         A2      7,966,426
                 Refunding Bonds, Series 1991A, 8.750%, 10/01/11

    1,940,000   The Harrison County Finance Corporation, Single Family Mortgage               12/01 at 103         A1      2,004,447
                 Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

    4,500,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds,         7/08 at 100        AAA      3,757,455
                 Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

    9,000,000   Matagorda County Navigation District Number One (Texas),                      No Opt. Call        AAA      7,721,100
                 Collateralized Revenue Refunding Bonds (Houston Lighting and Power
                 Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)

    7,500,000   Matagorda County Navigation District Number One (Texas), Revenue               5/09 at 101       BBB+      6,988,275
                 Refunding Bonds (Reliant Energy, Incorporated Project), Series 1999B,
                 5.950%, 5/01/30

    2,395,000   Panhandle Regional Housing Finance Corporation, Single Family                  5/01 at 100        AAA      2,428,817
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)

    8,000,000   Red River Authority of Texas, Pollution Control Revenue Refunding              7/05 at 102        AAA      7,744,480
                 Bonds, Fixed Rate Conversion of Tender Securities (Southwestern
                 Public Service Company Project), Series 1991, 5.200%, 7/01/11

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   4,520,000   State of Texas, General Obligation Bonds, Water Financial Assistance           8/09 at 100        Aa1   $  4,142,083
                 Bonds, Series 1999C (State Participation Program), 5.500%, 8/01/35

    4,560,000   Winter Garden Housing Finance Corporation, Single Family Mortgage              4/04 at 103        AAA      4,727,808
                 Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 3.6%

   13,650,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,              7/03 at 102        AAA     12,716,477
                 1993 Series A, 5.500%, 7/01/20

   16,550,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997 (IHC Health             8/07 at 101        AAA     14,477,113
                 Services, Inc.), 5.250%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 10.5%

    7,225,000   Port of Seattle (Washington), Special Facility Revenue Bonds                   3/10 at 101        AAA      7,110,412
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

                Municipality of Metropolitan Seattle, Washington, Sewer Refunding
                Revenue Bonds, Series Z:
    2,160,000    5.450%, 1/01/16                                                               1/03 at 102        AAA      2,059,603
    3,095,000    5.450%, 1/01/17                                                               1/03 at 102        AAA      2,931,894
    2,490,000    5.450%, 1/01/19                                                               1/03 at 102        AAA      2,320,257
    1,800,000    5.450%, 1/01/20                                                               1/03 at 102        AAA      1,670,418

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1                   1/00 at 102        AAA      4,103,040
                 Refunding Revenue Bonds, Series 1989B, 7.400%, 7/01/09
                 (Pre-refunded to 1/01/00)

   10,000,000   Washington Public Power Supply System, Nuclear Project No. 1                   7/07 at 102        AAA      9,052,800
                 Refunding Revenue Bonds, Series 1997A, 5.125%, 7/01/16

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
    7,880,000    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                     7/02 at 102        Aaa      8,376,282
    2,130,000    6.250%, 7/01/12                                                               7/02 at 102        Aa1      2,221,078

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 2                   7/00 at 102        AAA      2,084,000
                 Refunding Revenue Bonds, Series 1990A, 7.375%, 7/01/12
                 (Pre-refunded to 7/01/00)

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 2                   7/00 at 102        Aaa      5,198,050
                 Refunding Revenue Bonds, Series 1990B, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/00)

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 2                   7/04 at 102        Aa1      4,902,050
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/11

   24,060,000   Washington Public Power Supply System, Nuclear Project No. 3                   1/00 at 102        AAA     24,673,530
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

    2,935,000   Washington Public Power Supply System, Nuclear Project No. 3                   7/03 at 102        Aa1      2,728,930
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.6%

   11,080,000   Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,                12/06 at 101        AAA     11,742,580
                 Series 1996B, 5.750%, 12/15/27 (Pre-refunded to 12/15/06)
------------------------------------------------------------------------------------------------------------------------------------

$ 775,445,000   Total Investments - (cost $739,968,643) - 98.4%                                                          742,852,607
=============
                Short-Term Investments - 3.5%

    5,600,000   California Pollution Control Financing Authority, Pollution                                      A-1+      5,600,000
                 Control Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 1996 Series C, Variable Rate Demand Bonds, 3.500%, 11/01/26+

    2,200,000   California Statewide Communities Development Authority, Certificates                           VMIG-1      2,200,000
                 of Participation Revenue Bonds (Sutter Health Obligation Group),
                 Variable Rate Demand Bonds, Series 1995, 3.500%, 7/01/15+

    6,500,000   Delaware Economic Development Authority (Delmarva Power and                                    VMIG-1      6,500,000
                 Light Company),Variable Rate Demand Bonds, 3.700%, 10/01/17
                 (Alternative Minimum Tax)+

    4,100,000   Residential Care Facility for the Elderly Authority of Fulton County                             A-1+      4,100,000
                 (Georgia), Variable Rate Demand Refunding Revenue Bonds (Lenbrook
                 Square Foundation, Inc. Project), Series 1996, 3.500%, 1/01/18+

    3,000,000   Health and Educational Facilities Authority of the State of Missouri,                            A-1+      3,000,000
                 Variable Rate Demand Bonds, Health Facilities Revenue Bonds
                 (St. Francis' Medical Center), Series 1996A, 3.500%, 6/01/26+


   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments (continued)

$   3,400,000   Moffat County Pollution Control Revenue Bonds (Pacificorp Projects),                           VMIG-1   $  3,400,000
                 AMBAC Variable Rate Demand Bonds, 3.500%, 5/01/13+

    1,600,000   City of Valdez, Alaska, Marine Terminal Revenue Refunding Bonds                                VMIG-1      1,600,000
                 (Exxon Pipeline Company Project), 1993 Series A, Variable Rate
                 Demand Bonds, 3.500%, 12/01/33+
------------------------------------------------------------------------------------------------------------------------------------
$  26,400,000   Total Short-Term Investments - (cost $26,400,000)                                                         26,400,000
=============
                Other Assets Less Liabilities - (1.9)%                                                                  (14,150,519)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $755,102,088
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis (note
                         1).

                    (WI) Security purchased on a when-issued basis (note 1).

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
                            October 31,1999
   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.6%

$   5,180,000   Alabama Drinking Water Finance Authority, Revolving Fund Loan Bonds,           9/08 at 100        AAA   $  4,362,648
                 Series 1998A, 4.850%, 8/15/22

    6,500,000   The Governmental Utility Services Corporation of the City of Bessemer          6/08 at 102        AAA      5,764,720
                 (Alabama), Water Supply Revenue Bonds, Series 1998, 5.200%, 6/01/24

   17,000,000   The Industrial Development Board of the Town of Courtland, Pollution           6/05 at 102       Baa1     16,263,390
                 Control Refunding Revenue Bonds (Champion International Corporation
                 Project), Series 1995, 6.150%, 6/01/19

    6,480,000   The Industrial Development Board of the Town of Courtland, Solid              10/08 at 102       Baa1      5,659,956
                 Waste Disposal Revenue Bonds, (Champion International Corporation
                 Project), Refunding Series 1998A, 5.700%, 10/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.7%

    6,750,000   Alaska State Housing Finance Corporation, General Housing Purpose             12/02 at 102     Aa2***      7,274,880
                 Bonds, 1992 Series A, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)

   14,590,000   Alaska State Housing Finance Corporation, Governmental Purpose Bonds,         12/05 at 102        AAA     14,035,872
                 1995 Series A, 5.875%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    5,245,000   Yuma Regional Medical Center on Behalf of Hospital District No. 1          8/02 at 101 1/2     N/R***      5,795,620
                 of Yuma County, Arizona, Hospital Revenue Improvement and Refunding
                 Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

    2,465,000   Arkansas Development Finance Authority, Single Family Mortgage                 8/01 at 103         AA      2,539,443
                 Revenue Refunding Bonds, 1991 Series A (FHA-Insured or VA
                 Guaranteed Mortgage Loans), 8.000%, 8/15/11

    5,990,000   Arkansas Development Finance Authority, Single Family Mortgage                 7/05 at 102        AAA      6,192,103
                 Revenue Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.700%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.8%

                Brea Public Financing Authority (Orange County, California),
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                Project AB):
   10,580,000    7.000%, 8/01/15 (Pre-refunded to 8/01/01)                                     8/01 at 102        AAA     11,323,457
    4,420,000    7.000%, 8/01/15                                                               8/01 at 102        AAA      4,684,802

    3,005,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,                8/01 at 102        Aa2      3,092,055
                 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

    5,860,000   California Housing Finance Agency, Multifamily Housing Revenue             8/08 at 101 1/2        AAA      5,309,277
                 Bonds III, 1998 Series A, 5.450%, 8/01/28 (Alternative Minimum Tax)

    3,000,000   California Health Facilities Financing Authority, Kaiser Permanente            5/03 at 102          A      2,698,800
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

   13,750,000   State of California, General Obligation Bonds, 4.500%, 12/01/18               12/08 at 101        AA-     11,348,975

   10,250,000   State of California, General Obligation Refunding Bonds, 5.000%, 2/01/21       2/08 at 101        AA-      8,987,918

   20,000,000   State of California, Various Purpose General Obligation Bonds, 4.750%, 4/01/29 4/09 at 101        AA-     16,316,600

    5,000,000   State of California, Veterans General Obligation Bonds, Series BH,            12/03 at 102        AA-      4,602,250
                 5.600%, 12/01/32 (Alternative Minimum Tax)

    5,750,000   State of California, Veterans General Obligation Bonds, Series BL,            12/08 at 101        AA-      5,609,355
                 5.300%, 12/01/12 (Alternative Minimum Tax)

   10,000,000   State of California, Veterans General Obligation Bonds, Series BN,            12/03 at 101        AA-      9,189,200
                 5.450%, 12/01/28

    3,500,000   State Public Works Board of the State of California, Lease Revenue            10/02 at 102        Aaa      3,801,560
                 Bonds (The Trustees of the California State University), 1992 Series A
                 (Various California State University Projects), 6.625%, 10/01/10
                 (Pre-refunded to 10/01/02)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$  17,000,000   State Public Works Board of the State of California, Lease Revenue            11/04 at 102        Aaa   $ 19,219,350
                 Bonds (Department of Corrections), 1994 Series A (California State
                 Prison-Monterey County (Soledad II)), 7.000%, 11/01/19
                 (Pre-refunded to 11/01/04)

   36,735,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue           No Opt. Call        AAA      6,080,377
                 Refunding Bonds, Series 1998A, 0.000%, 12/01/28

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles,                 7/00 at 100     BBB***      2,525,125
                 California, Central Business District Redevelopment Project Tax
                 Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

    6,700,000   County of Orange, California, 1996 Recovery Certificates of Participation,     7/06 at 102        AAA      6,710,519
                 Series A, 6.000%, 7/01/26

    9,190,000   City of San Jose Financing Authority (Santa Clara County, California),         9/01 at 102        Aa3      9,486,286
                 1993 Revenue Bonds, Series C (Convention Center Refunding Project),
                 6.400%, 9/01/22

    2,255,000   Southern California Home Financing Authority, Single Family Mortgage           3/01 at 102        AAA      2,328,536
                 Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), 1991 Issue A, 7.350%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 4.5%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    3,425,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)        11/01 at 102        Aaa      3,785,653
    9,485,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                   11/01 at 102       BBB+     10,283,352
    3,040,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                   11/01 at 100       BBB+      3,197,594

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
    8,765,000    8.500%, 11/15/23 (Alternative Minimum Tax)                                   11/00 at 102       BBB+      9,220,254
   15,910,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                   11/00 at 102       BBB+     16,656,497

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    3,165,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                   11/01 at 102       BBB+      3,370,852
    3,825,000    7.000%, 11/15/25 (Alternative Minimum Tax)                                   11/01 at 100       BBB+      3,938,909

    5,110,000   County of Pueblo, Colorado, Hospital Refunding and Improvement                 9/01 at 100     N/R***      5,455,232
                 Revenue Bonds (Parkview Episcopal Medical Center, Inc. Project),
                 Series 1991B, 8.300%, 9/01/11 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    5,250,000   Dade County Industrial Development Authority, Solid Waste Disposal             2/01 at 102        AA-      5,487,458
                 Revenue Bonds (Florida Power and Light Company Project),
                 Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)

    8,485,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds                  2/01 at 102        AA-      8,863,431
                 (Florida Power and Light Company Project), Series 1991,
                 7.150%, 2/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.0%

                Clayton County Hospital Authority, Georgia, Revenue Anticipation
                Certificates (Southern Regional Medical Center Project), Series
                1991:
    2,900,000    6.500%, 8/01/10 (Pre-refunded to 8/01/01)                                     8/01 at 102        AAA      3,065,677
    4,500,000    7.000%, 8/01/13 (Pre-refunded to 8/01/01)                                     8/01 at 102        AAA      4,793,985

   15,900,000   The Fulton-De Kalb Hospital Authority, Georgia, Revenue Certificates,          1/01 at 102        AAA     16,693,092
                 Series 1991 (Grady Memorial Hospital), 6.900%, 1/01/20
                 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.4%

    6,000,000   Central Lake County Joint Action Water Agency, Lake County,                    5/00 at 102        AAA      6,211,860
                 Water Revenue Bonds, Series 1990A, 7.000%, 5/01/19
                 (Pre-refunded to 5/01/00)

   10,000,000   Central Lake County Joint Action Water Agency, Lake County,                    5/01 at 102        AAA     10,591,500
                 Water Revenue Bonds, Series 1991, 7.000%, 5/01/20
                 (Pre-refunded to 5/01/01)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Unlimited Tax General
                Obligation Bonds (Dedicated Tax Revenues), Series 1998B-1:
    9,400,000    0.000%, 12/01/14                                                             No Opt. Call        AAA      3,835,482
    4,400,000    0.000%, 12/01/15                                                             No Opt. Call        AAA      1,673,408

    6,260,000   City of Chicago, Chicago O'Hare International Airport, Special Facility       11/00 at 103       Baa2      6,648,496
                 Revenue Bonds (United Air Lines, Inc. Project), Series 1984B,
                 8.850%, 5/01/18

   24,430,000   The County of Cook, Illinois, General Obligation Bonds, Series 1991,          11/01 at 102        AAA     26,068,276
                 6.750%, 11/01/18 (Pre-refunded to 11/01/01)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
$   5,050,000    7.800%, 3/01/06 (Alternative Minimum Tax)                                     3/02 at 102        N/R   $  5,336,386
    1,150,000    7.200%, 9/01/08 (Alternative Minimum Tax)                                     3/02 at 102        N/R      1,200,370

   11,000,000   Illinois Health Facilities Authority, Hospital Revenue Bonds,                 11/03 at 102        AAA     12,160,500
                 Series 1993-A (Hinsdale Hospital), 7.000%, 11/15/19

    2,765,000   Illinois Housing Development Authority, Section 8 Elderly Housing              9/02 at 102          A      2,848,973
                 Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

    5,265,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,                 8/01 at 100        AAA      5,425,425
                 Series1991A (Rockford Memorial Hospital), 6.000%, 8/15/21
                 (Pre-refunded to 8/15/01)

   14,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991               8/01 at 102         AA     15,317,655
                 (Northwestern Memorial Hospital), 6.750%, 8/15/11

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,                 8/01 at 102        AAA      3,182,910
                 Series 1991 (Sherman Hospital Project), 6.750%, 8/01/21
                 (Pre-refunded to 8/01/01)

    3,590,000   Joliet Regional Port District Airport Facilities, Revenue Bonds,               7/07 at 103        N/R      3,591,328
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

   10,575,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                   6/02 at 100        AAA     11,017,564
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 6.125%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.0%

    5,905,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,           7/01 at 102        AAA      6,276,543
                 Series 1992 (Community Hospitals Projects), 7.000%, 7/01/11
                 (Pre-refunded to 7/01/01)

    5,125,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue Bonds,       12/04 at 102        Aa2      5,480,111
                 Series 1995A (Indianapolis Power and Light Company Project),
                 6.625%, 12/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

    4,500,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic Health           11/01 at 101        AAA      4,761,225
                 Corporation (Mercy Health Center of Central Iowa Project),
                 Series 1991, 6.750%, 11/01/15 (Pre-refunded to 11/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.5%

                City of Merriam, Kansas, Hospital Refunding Revenue Bonds,
                Series 1991B (Shawnee Mission Medical Center, Inc. Project):
    7,380,000    7.250%, 9/01/11 (Pre-refunded to 9/01/01)                                     9/01 at 102        AAA      7,889,368
   10,000,000    7.250%, 9/01/21 (Pre-refunded to 9/01/01)                                     9/01 at 102        AAA     10,690,200


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.0%

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds (Louisville         3/02 at 102        AAA     10,714,900
                 and Jefferson County Metropolitan Sewer District Sewer and
                 Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

    3,000,000   Kentucky Development Finance Authority, Hospital Facilities Revenue            9/01 at 102     N/R***      3,196,920
                 Bonds, Series 1991 (St. Claire Medical Center, Inc. Project),
                 7.125%, 9/01/21 (Pre-refunded to 9/01/01)

   10,085,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                 1/05 at 102        AAA     10,393,702
                 Insured or Guaranteed Mortgage Loans), 1995 Series B,
                 6.625%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.7%

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Single Family Program
                Bonds, 1991 Fourth Series:
   13,235,000    7.450%, 4/01/20 (Alternative Minimum Tax)                                     4/01 at 102        Aa2     13,602,007
    3,250,000    7.450%, 4/01/32 (Alternative Minimum Tax)                                     4/01 at 102        Aa2      3,346,135

    3,385,000   Community Development Administration, Department of Housing and                5/01 at 102        Aa2      3,502,324
                 Community Development, State of Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1991 Series E,
                 7.100%, 5/15/28

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 8.3%

$   8,185,000   Boston Water and Sewer Commission, General Revenue Bonds                      11/08 at 101        AAA   $  6,814,913
                 (Senior Series), 1998 Series D, 4.750%, 11/01/22

   19,600,000   Massachusetts Bay Transportation Authority, General Transportation             3/01 at 102        Aaa     20,680,548
                 System Bonds, 1991 Series A, 7.000%, 3/01/22 (Pre-refunded to 3/01/01)

   15,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue             7/01 at 103        N/R     16,157,850
                 Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

    3,285,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue             7/01 at 103        N/R      3,538,733
                 Bonds (SEMASS Project), Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    6,000,000   Massachusetts Industrial Finance Agency, Resource Recovery                    12/08 at 102        BBB      5,261,640
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

   26,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System                  1/07 at 102        AAA     21,670,480
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

   33,500,000   Massachusetts Turnpike Authority, Metropolitan Highway System                  1/09 at 101        AAA     27,838,165
                 Revenue Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.8%

    7,000,000   City of Grand Rapids, Michigan, Water Supply System Refunding                  1/01 at 102        AAA      7,269,850
                 Revenue Bonds, Series 1991, 6.250%, 1/01/11

    5,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds              8/01 at 102        Aaa      5,372,450
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

    7,425,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds             11/09 at 101        AA-      7,132,381
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

    8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                     12/02 at 102        BBB      8,572,165
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

   16,875,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue                 12/01 at 102        AAA     17,801,775
                 Bonds (The Detroit Edison Company, Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.9%

    3,655,000   The Dakota County Housing and Redevelopment Authority, the                    No Opt. Call        AAA      4,655,483
                 Washington County Housing and Redevelopment Authority, and the
                 City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds (Mortgage Backed Program), Series 1988,
                 8.450%, 9/01/19 (Alternative Minimum Tax)

    3,560,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,                1/04 at 102         AA      3,685,597
                 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)

    2,420,000   Washington County Housing and Redevelopment Authority, Multifamily             8/01 at 102        AAA      2,516,969
                 Housing Revenue Bonds  (FHA-Insured Mortgage Loan - Cottages
                 Phase III Project), Series 1991, 7.650%, 8/01/32
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.5%

    3,285,000   Canton Housing Development Corporation, 1990 Multifamily Mortgage             No Opt. Call        AAA      3,854,652
                 Revenue Refunding Bonds  (Canton Estates Apartments Project -
                 FHA-Insured Mortgage, Section 8 Assisted Project),
                 Series A, 7.750%, 8/01/24

    1,185,000   Charter Mortgage Corporation, 1990 Multifamily Mortgage Revenue                8/01 at 100        AAA      1,379,020
                 Refunding Bonds (Church Garden Apartments - FHA-Insured Mortgage,
                 Section 8 Assisted Project), Series A, 7.750%, 8/01/21

    1,305,000   Pearl Housing Development Corporation, 1990 Multifamily Mortgage              12/00 at 100        AAA      1,322,996
                 Revenue Refunding Bonds (Rose Garden Apartments Project - FHA-
                 Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.750%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.9%

                The Industrial Development Authority of the County of Jackson, State of
                Missouri, Health Care System Revenue Bonds, St. Mary's Hospital of
                Blue Springs Issue, Series 1994:
    5,465,000    6.500%, 7/01/12                                                               7/02 at 102       Baa1      5,508,010
    5,605,000    7.000%, 7/01/22                                                               7/02 at 102       Baa1      5,806,780

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.6%

$   7,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue            8/01 at 102        AAA   $  7,364,840
                 Refunding Bonds (Puget Sound Power and Light Company, Colstrip
                 Project), Series 1992, 7.050%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.6%

   11,000,000   Nebraska Investment Finance Authority, Single Family Housing Revenue       3/05 at 101 1/2        AAA     11,350,570
                 Bonds, 1995 Series A, 6.800%, 3/01/35 (Alternative Minimum Tax)

    8,000,000   Nebraska Investment Finance Authority, Single Family Housing Revenue       3/05 at 101 1/2        AAA      8,115,680
                 Bonds, 1995 Series B, 6.450%, 3/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    3,085,000   New Hampshire Housing Finance Authority, Single Family Residential             7/01 at 102        Aa3      3,228,267
                 Mortgage Bonds, 1991 Series C, 7.100%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.0%

   13,000,000   Pollution Control Financing Authority of Camden County (Camden County,        12/01 at 102         B2     12,621,180
                 New Jersey), Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 D, 7.250%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                New York - 14.2%

    2,140,000   Niagara Falls Housing and Commercial Rehabilitation Corporation,              No Opt. Call         AA      2,380,600
                 1992 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage, Section 8 Assisted Project), 7.350%, 8/01/23

    6,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series H,          8/07 at 101         A-      6,008,040
                 6.125%, 8/01/25

    5,475,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series B,          8/04 at 101        Aaa      6,120,119
                 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series J (Subseries J-1):
      255,000    6.000%, 2/15/24 (Pre-refunded to 2/15/06)                                 2/06 at 101 1/2      A-***        272,906
    9,075,000    6.000%, 2/15/24                                                           2/06 at 101 1/2         A-      9,010,931

    6,700,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series F,          2/05 at 101      A-***      7,318,879
                 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

    5,660,000   The City of New York, General Obligation Bonds, Fiscal 1993 Series B,     10/02 at 101 1/2      A-***      6,096,329
                 6.750%, 10/01/17 (Pre-refunded to 10/01/02)

   14,190,000   New York City Municipal Water Finance Authority, Water and Sewer               6/05 at 101        AAA     13,985,522
                 System Revenue Bonds, Fiscal 1996 Series A, 5.875%, 6/15/25

   10,795,000   New York City Municipal Water Finance Authority, Water and Sewer              No Opt. Call        AAA      9,590,602
                 System Revenue Bonds, Fiscal 1998 Series B, 5.250%, 6/15/29

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990A:
   13,000,000    7.400%, 5/15/01                                                               5/00 at 102          A     13,464,360
   11,750,000    7.700%, 5/15/12 (Pre-refunded to 5/15/00)                                     5/00 at 102        Aaa     12,222,585

    8,325,000   Dormitory Authority of the State of New York, Menorah Campus, Inc.,            8/01 at 102      AA***      8,923,151
                 FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
                 (Pre-refunded to 8/01/01)

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997A:
   13,060,000    5.750%, 8/15/22                                                               2/07 at 102         A-     12,445,788
    5,000,000    5.750%, 2/15/27                                                               2/07 at 102         A-      4,727,050

    4,550,000   Dormitory Authority of the State of New York, Mental Health Services           2/07 at 102         A-      4,262,668
                 Facilities Improvement, Revenue Bonds, Series 1997B, 5.500%, 8/15/17

   21,075,000   New York Local Government Assistance Corporation, New York,                    4/01 at 102        AAA     22,423,168
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

    8,000,000   New York State Medical Care Facilities Finance Agency, New York                2/05 at 102        AAA      8,754,880
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.500%, 8/15/29 (Pre-refunded to 2/15/05)

    5,000,000   New York State Medical Care Facilities Finance Agency, Hospital                2/05 at 102        AAA      5,540,850
                 Medical Center Secured Hospital Revenue Bonds, Series 1995-A,
                 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
$   4,230,000    6.200%, 8/15/15                                                               8/05 at 102         AA   $  4,582,528
    4,250,000    6.300%, 8/15/25                                                               8/05 at 102         AA      4,625,445

    8,025,000   New York State Thruway Authority, General Revenue Bonds, Series C,             1/05 at 102        AAA      8,588,355
                 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

    3,280,000   Penfield-Crown Oak Housing Development Corporation, 1991                       2/03 at 100        AAA      3,398,966
                 Multifamily Mortgage Revenue Refunding Bonds (Crown Oak
                 Estates - FHA-Insured Mortgage, Section 8 Assisted Project),
                 Series A, 7.350%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.9%

   10,500,000   North Carolina Eastern Municipal Power Agency, Power System                    1/02 at 102        BBB     10,716,195
                 Revenue Bonds, Refunding Series 1991A, 6.250%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.9%

    4,800,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and              1/02 at 102       Baa1      4,994,064
                 Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                 Hospital Center), 7.500%, 1/01/10

    6,175,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds                3/05 at 102        AAA      6,371,180
                 (GNMA Mortgage-Backed Securities Program), 1995 Series A-2,
                 6.625%, 3/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 4.0%

    6,035,000   Oklahoma County Home Finance Authority (Oklahoma County, Oklahoma),            7/01 at 102        Aaa      6,262,942
                 Single Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

   17,510,000   Pottawatomie County Home Finance Authority (Oklahoma), Municipal              No Opt. Call        AAA     22,189,022
                 Refunding, Collateralized Mortgage Obligations, Series 1991A,
                 8.625%, 7/01/10

   10,000,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable Rate           12/00 at 102       Baa2     10,368,300
                 Revenue Obligations, 7.375%, 12/01/20 (Alternative Minimum Tax)

   10,100,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                  6/01 at 102       Baa2     10,580,962
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.5%

                Falls Township Hospital Authority, Refunding Revenue Bonds, the
                Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                Series 1992:
    3,215,000    6.900%, 8/01/11                                                               8/02 at 102        AAA      3,311,096
    3,000,000    7.000%, 8/01/22                                                               8/02 at 102        AAA      3,217,170


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.4%

    5,260,000   Rhode Island Housing and Mortgage Finance Corporation,                         4/00 at 100        Aa2      5,295,505
                 Mortgage Finance Revenue Bonds, 1988 Series A (Corporation
                 Supplemental Insurance Program), 8.250%, 10/01/08


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

    6,500,000   Lexington County Health Services District, Inc., South Carolina, Hospital     10/01 at 102        AAA      6,925,880
                 Revenue Bonds, Series 1991, 6.750%, 10/01/18 (Pre-refunded to 10/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.9%

   10,300,000   Metropolitan Nashville Airport Authority (Tennessee), Airport                  7/01 at 102        AAA     10,854,552
                 Improvement Revenue Bonds, Refunding Series 1991C, 6.625%, 7/01/07


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 9.2%

   14,360,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,           12/00 at 102       Baa2     14,944,739
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
    8,225,000    0.000%, 2/15/11 (Pre-refunded to 2/15/05)                                2/05 at 71 15/16        Aaa      4,546,862
    3,410,000    0.000%, 2/15/11                                                          2/05 at 71 15/16        Aaa      1,782,680
    9,880,000    0.000%, 2/15/14 (Pre-refunded to 2/15/05)                                2/05 at 58 25/32        Aaa      4,462,500
    4,105,000    0.000%, 2/15/14                                                          2/05 at 58 25/32        Aaa      1,713,961

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   6,500,000   Bell County Health Facilities Development Corporation, Retirement             11/08 at 101         A-   $  5,548,075
                 Facility Revenue Bonds (Buckner Retirement Services, Inc.,
                 Obligated Group Project), Series 1998, 5.250%, 11/15/19

    5,600,000   Dallas-Fort Worth International Airport Facility Improvement                  11/00 at 102       Baa2      5,814,704
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    6,270,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue                 10/01 at 103         Aa      6,577,167
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

   11,000,000   Harris County Health Facilities Development Corporation (Texas),              10/09 at 101         AA      9,485,520
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1999A, 5.250%, 10/01/29

    7,815,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds,         7/01 at 102        AAA      8,265,144
                 Series 1991B, 6.625%, 7/01/22 (Pre-refunded to 7/01/01)

   13,175,000   Houston Independent School District (Texas), Limited Tax Schoolhouse           2/09 at 100        AAA     10,747,902
                 and Refunding Bonds, Series 1999A, 4.750%, 2/15/26

   17,345,000   City of Houston, Texas, Water and Sewer System Junior Lien Revenue            12/01 at 102        AAA     17,843,148
                 Refunding Bonds, Series 1991C, 6.375%, 12/01/17

    7,650,000   Port of Corpus Christi Authority of Nueces County, Texas, Revenue              5/06 at 101       BBB-      6,971,522
                 Refunding Bonds, Series 1992 (Union Pacific Corporation Project),
                 5.350%, 11/01/10

   14,680,000   San Antonio Independent School District (Bexar County, Texas),                 8/09 at 100        AAA     14,223,746
                 Unlimited Tax School Building Bonds, Series 1999, 5.800%, 8/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    5,800,000   Carbon County, Utah, Solid Waste Disposal Refunding Revenue Bonds              2/05 at 102        BBB      6,200,954
                 (Laidlaw Inc./ECDC Environmental, L.C. Project), 1995 Series A,
                 7.500%, 2/01/10 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.0%

    3,860,000   Industrial Development Authority of the City of Roanoke, Virginia,             7/00 at 100        AAA      3,926,855
                 Hospital Revenue Bonds (Roanoke Memorial Hospitals, Community
                 Hospital of Roanoke Valley and Franklin Memorial Hospital Project),
                 Series 1990, 6.500%, 7/01/25 (Pre-refunded to 7/01/00)

    8,320,000   Virginia Housing Development Authority, Commonwealth Mortgage                  1/02 at 102        AA+      8,533,907
                 Bonds, 1992 Series A, 7.150%, 1/01/33


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.7%

    3,010,000   Camas School District No. 117, Clark County, Washington, Unlimited            12/05 at 100        AAA      3,202,700
                 Tax General Obligation Bonds, 1995, 6.000%, 12/01/14
                 (Pre-refunded to 12/01/05)

    4,185,000   Public Utility District No. 1 of Douglas County, Washington, Wells             9/06 at 106        AA-      5,166,927
                 Hydro-Electric Revenue Bonds, Series of 1986, 8.750%, 9/01/18

   12,415,000   Federal Way School District No. 210, King County, Washington,                 12/03 at 100      A1***     13,490,015
                 Unlimited Tax General Obligation Bonds, 1991, 6.950%, 12/01/11
                 (Pre-refunded to 12/01/03)

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds,                            8/08 at 102       BBB-      1,480,449
                 Series 1998 (River Park Square Project), 5.600%, 8/01/19

    4,000,000   North Thurston School District No. 3, Thurston County, Washington,            12/02 at 100          A      4,196,360
                 Unlimited Tax General Obligation Bonds, Series 1992, 6.500%, 12/01/09

    4,750,000   Washington Health Care Facilities Authority, Revenue Bonds,                    1/01 at 102       A***      4,994,863
                 Series 1991 (Yakima Valley Memorial Hospital Association),
                 7.250%, 1/01/21 (Pre-refunded to 1/01/01)

   18,000,000   Washington Health Care Facilities Authority, Revenue Bonds,                    8/13 at 102        AAA     14,921,100
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

   14,850,000   Washington Public Power Supply System, Nuclear Project No. 2                   7/00 at 102        Aaa     15,438,209
                 Refunding Revenue Bonds, Series 1990B, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/00)

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 2                   7/04 at 102        Aa1      3,921,640
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/11

    4,175,000   Washington State University, Recreation Center Revenue Bonds,                  4/08 at 101        AAA      3,521,403
                 Series 1998, 5.000%, 4/01/28

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.5%

$   7,000,000   Wisconsin Housing and Economic Development Authority, Housing Revenue          1/02 at 102         AA   $  7,370,720
                 Bonds, 1992 Series A, 6.850%, 11/01/12

   10,820,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,         12/01 at 102        AAA     11,572,200
                 Series 1991-B (Novus Health Group), 6.750%, 12/15/20
                 (Pre-refunded to 12/15/01)

------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.2%

    1,820,000   Wyoming Community Development Authority, Single Family Mortgage               11/01 at 103         AA      1,892,380
                 Bonds, Series G 1988 (Federally Insured or Guaranteed Mortgage Loans),
                 7.250%, 6/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$1,249,565,000  Total Investments - (cost $1,187,601,214) - 98.4%                                                      1,209,088,564
==============
                Other Assets Less Liabilities - 1.6%                                                                      19,756,902
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,228,845,466
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF) October 31,1999

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.0%

$   4,360,000   Alabama Higher Education Loan Corporation, Student Loan Revenue               No Opt. Call        AAA   $  4,522,890
                 Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.2%

      685,000   Municipality of Anchorage, Alaska, Home Mortgage Revenue Bonds                 3/02 at 102        AAA        715,798
                 (Mortgage-Backed Securities Program), 1992, 8.000%, 3/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 4.9%

    5,500,000   Arizona Educational Loan Marketing Corporation, 1992 Educational              No Opt. Call        Aa2      5,645,365
                 Loan Revenue Bonds, Series B, 6.950%, 3/01/01 (Alternative Minimum Tax)

    3,650,000   Gilbert Unified School District No. 41 of Maricopa County, Arizona,            7/04 at 100        AAA      3,870,460
                 School Improvement Bonds, Project of 1993, Series 1994C,
                 6.100%, 7/01/14 (Pre-refunded to 7/01/04)

   11,260,000   Yuma Regional Medical Center on Behalf of Hospital District No. 1 of       8/02 at 101 1/2     N/R***     12,442,075
                 Yuma County, Arizona, Hospital Revenue Improvement and Refunding
                 Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.0%

    1,245,000   Arkansas Development Finance Authority, Single Family Mortgage                 7/05 at 102        AAA      1,284,242
                 Revenue Bonds, 1994 Series C (Mortgage-Backed Securities Program),
                 6.600%, 7/01/17

    1,570,000   Arkansas Development Finance Authority, Single Family Mortgage                 7/05 at 102        AAA      1,614,541
                 Revenue Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.550%, 7/01/18 (Alternative Minimum Tax)

      211,895   Drew County Public Facilities Board, Single Family Mortgage Revenue            8/03 at 103        Aaa        222,558
                 Refunding Bonds, Series 1993A, 7.900%, 8/01/11

      825,000   Residential Housing Facilities Board of Greene County, Arkansas,               1/02 at 103         Aa        855,913
                 Subordinated Mortgage Revenue Bonds, Series 1991-1,
                 7.250%, 1/01/10

      349,457   Public Facilities Board of Stuttgart, Arkansas, Single Family Mortgage         9/03 at 103        Aaa        371,245
                 Revenue Refunding Bonds, Series 1993A, 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                California - 2.7%

   33,000,000   Foothill/Eastern Transportation Corridor Agency (California), Toll Road       No Opt. Call        Aaa     12,107,700
                 Revenue Bonds, Series 1995A, 0.000%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.3%

                Colorado Health Facilities Authority, Hospital Refunding Revenue Bonds
                (National Jewish Center for Immunology and Respiratory Medicine Project),
                Series 1992:
    1,160,000    6.600%, 2/15/02                                                              No Opt. Call     N/R***      1,188,710
    1,250,000    6.875%, 2/15/12 (Pre-refunded to 2/15/02)                                     2/02 at 102     N/R***      1,333,950
    3,040,000    7.100%, 2/15/22 (Pre-refunded to 2/15/02)                                     2/02 at 102     N/R***      3,258,181


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.5%

    4,735,000   Connecticut Housing Finance Authority, Housing Mortgage Finance                5/06 at 102         AA      4,750,389
                 Program Bonds, 1997 Series A, Subseries A-4, 6.200%, 11/15/22
                 (Alternative Minimum Tax)

    2,000,000   Connecticut Housing Finance Authority, Housing Mortgage Finance                5/06 at 102         AA      2,042,340
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.5%

    2,000,000   District of Columbia, Hospital Revenue Refunding Bonds                         8/02 at 102      A3***      2,132,160
                 (Washington Hospital Center Issue), Series 1992A 7.000%, 8/15/05
                 (Pre-refunded to 8/15/02)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia (continued)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds, Series 1992B (FHA-Insured Mortgage
                Loans - Section 8 Assisted Project):
$     920,000    7.200%, 9/01/12                                                               9/02 at 102         Aa   $    960,931
    3,505,000    7.250%, 3/01/24                                                               9/02 at 102         Aa      3,671,978


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.9%

    4,000,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/18          10/06 at 102        AAA      3,863,440
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.2%

    8,000,000   George L. Smith II World Congress Center Authority, Refunding Revenue          7/10 at 101        AAA      7,363,440
                 Bonds (Domed Stadium Project), Series 2000, 5.500%, 7/01/20
                 (Alternative Minimum Tax) (DD, settling on 4/04/00)

    2,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,                 No Opt. Call        AAA      2,346,600
                 Series EE, 7.250%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.3%

    1,245,000   Idaho Housing and Finance Association, Single Family Mortgage                  7/06 at 102        Aa1      1,279,076
                 Bonds, 1996 Series E, 6.350%, 7/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 21.6%

    4,500,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds,      7/02 at 101 1/2        AAA      4,834,485
                 Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1998A:
   10,000,000    0.000%, 12/01/20                                                             No Opt. Call        AAA      2,725,500
   12,900,000    0.000%, 12/01/24                                                             No Opt. Call        AAA      2,734,284

    5,000,000   Chicago School Reform Board of Trustees of the Board of Education             No Opt. Call        AAA      1,775,900
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1998B-1, 0.000%, 12/01/16

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
   15,000,000    0.000%, 12/01/21                                                             No Opt. Call        AAA      3,835,650
   10,000,000    0.000%, 12/01/23                                                             No Opt. Call        AAA      2,254,800

    1,100,000   Public Building Commission of Chicago (Illinois), Building Revenue            No Opt. Call        AAA      1,216,732
                 Bonds, Series B of 1990 (Board of Education of the City of
                 Chicago), 7.000%, 1/01/15

   13,000,000   City of Chicago, Illinois, Wastewater Transmission Revenue Bonds,              1/06 at 102        AAA     11,253,190
                 Series 1995, 5.125%, 1/01/25

    8,045,000   Town of Cicero, Cook County, Illinois, General Obligation Tax                 12/04 at 102     N/R***      9,152,636
                 Increment Bonds, Series 1995A, 8.125%, 12/01/12
                 (Pre-refunded to 12/01/04)

    6,970,000   Illinois Development Finance Authority, Multifamily Housing Revenue            3/02 at 102        N/R      7,365,269
                 Bonds, Series 1992 (Town and Garden Apartments Project),
                 7.800%, 3/01/06 (Alternative Minimum Tax)

                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990 Subseries B (FHA-Insured Mortgage Loans-Lawless
                Gardens Project):
      600,000    7.650%, 7/01/07                                                               1/02 at 105        AAA        645,420
                 7.650%, 12/31/31                                                              1/02 at 105        AAA      5,653,182

    7,400,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992               7/02 at 102       BBB+      7,963,510
                 (Trinity Medical Center), 7.000%, 7/01/12

      125,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,                 4/02 at 102     AA-***        133,858
                 Series 1992A (Evangelical Hospitals Corporation), 6.750%, 4/15/12
                 (Pre-refunded to 4/15/02)

    4,660,000   Illinois Housing Development Authority, Section 8 Elderly Housing              9/02 at 102          A      4,801,524
                 Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

      685,000   Illinois Housing Development Authority, Section 8 Elderly Housing              1/03 at 102       A***        735,026
                 Revenue Bonds (Morningside North Development), Series 1992D,
                 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

    6,390,000   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),             6/00 at 102        AAA      6,630,520
                 Series S, 6.800%, 6/15/12 (Pre-refunded to 6/15/00)

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
    8,330,000    0.000%, 12/15/16                                                             No Opt. Call        AAA      2,951,652
    9,400,000    0.000%, 12/15/18                                                             No Opt. Call        AAA      2,901,968
   10,775,000    0.000%, 12/15/24                                                             No Opt. Call        AAA      2,278,374

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   2,000,000   Onterie Center Housing Finance Corporation (An Illinois Not For Profit         7/02 at 102        AAA   $  2,095,180
                 Corporation), Mortgage Revenue Refunding Bonds, Series 1992A
                 (FHA-Insured Mortgage Loan - Onterie Center Project),
                 7.050%, 7/01/27

                Village of Sugar Grove, Kane County, Illinois, Waterworks and
                Sewerage Refunding Revenue Bonds, Series 1992:
    1,395,000    7.500%, 5/01/17 (Pre-refunded to 5/01/02)                                     5/02 at 102     N/R***      1,517,551
    1,440,000    7.500%, 5/01/17                                                               5/02 at 102        N/R      1,503,619

    5,415,000   Town of Wood River, Wood River Township Hospital, Madison County,              2/04 at 102        N/R      5,481,009
                 Illinois, General Obligation Bonds (Alternate Revenue Source),
                 Series 1993, 6.625%, 2/01/14

    5,360,000   Town of Wood River, Wood River Township Hospital, Madison County,              2/04 at 102        N/R      5,391,249
                 Illinois, General Obligation Tort Immunity Bonds, Series 1993,
                 6.500%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.0%

   29,255,000   Indianapolis (Indiana), Local Public Improvement Bond Bank,                   No Opt. Call        AAA      6,062,806
                 Series 1999E, 0.000%, 2/01/25

    2,860,000   PHM Elementary/Middle School Building Corporation (St. Joseph                 No Opt. Call          A      3,051,849
                 County, Indiana), First Mortgage Bonds, Series 1994, 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

    1,655,000   Iowa Student Loan Liquidity Corporation, Student Loan Revenue                 12/02 at 102        Aaa      1,691,443
                 Bonds, Senior Series B, 5.750%, 12/01/06 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.9%

    2,135,000   City of Hutchinson, Kansas, Single Family Mortgage Revenue Refunding           6/02 at 103          A      2,241,942
                 Bonds, Series 1992, 8.875%, 12/01/12

    6,440,000   The Unified Government of Wyandotte County, Kansas City, Kansas,              No Opt. Call        AAA      1,762,435
                 Sales Tax Special Obligation Revenue Bonds (Kansas International
                 Speedway Corporation Project), Series 1999, 0.000%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

    5,000,000   Kentucky Rural Economic Development Authority, Economic                        7/02 at 102        N/R      5,201,000
                 Development Project Revenue Bonds, Series 1992 (Donnelly
                 Corporation Project), 8.125%, 7/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.3%

    1,310,000   Louisiana Housing Finance Agency, Mortgage Revenue Bonds                       9/05 at 103        AAA      1,358,470
                 (GNMA Collateralized Mortgage Loan -  St. Dominic Assisted
                 Care Facility), Series 1995, 6.850%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.8%

    7,965,000   Maine Educational Loan Marketing Corporation, Subordinate Student             No Opt. Call          A      7,976,151
                 Loan Revenue Bonds,  Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.4%

    6,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                    No Opt. Call        BBB      6,348,660
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory put
                 12/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 7.6%

       30,000   Massachusetts Municipal Wholesale Electric Company, Power                     No Opt. Call       BBB+         33,823
                 Supply System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

    2,450,000   Massachusetts Health and Educational Facilities Authority, Revenue             4/02 at 102        AAA      2,630,394
                 Bonds, New England Deaconess Hospital Issue, Series D,
                 6.875%, 4/01/22 (Pre-refunded to 4/01/02)

    3,875,000   Massachusetts Health and Educational Facilities Authority,                     2/04 at 102        Aa2      3,764,214
                 Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                 Project), Series B, 6.000%, 2/15/25

    6,585,000   Massachusetts Health and Educational Facilities Authority, Catholic            5/08 at 102        AAA      5,531,268
                 Health East Issue, Series 1998B, 5.000%, 11/15/28

    9,085,000   Massachusetts Industrial Finance Agency, Resource Recovery                     7/01 at 103        N/R      9,786,725
                 Revenue Bonds, SEMASS Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    2,000,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage                  7/07 at 101        AAA      1,813,460
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   9,780,000   Massachusetts Water Resources Authority, General Revenue Bonds,                7/02 at 102        AAA   $ 10,538,243
                 1992 Series A, 6.750%, 7/15/12 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.9%

    1,975,000   Charter Township of Clinton, County of Macomb, State of Michigan,              4/09 at 101        AAA      1,479,453
                 1998 General Obligation Unlimited Tax Police Building Bonds,
                 4.000%, 4/01/18

    2,500,000   Wayne County Building Authority (State of Michigan), Capital                   3/02 at 102      A-***      2,739,075
                 Improvement Bonds, Series 1992A (Limited Tax General Obligation),
                 8.000%, 3/01/17 (Pre-refunded to 3/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.2%

   10,780,000   Northwest Minnesota Multi-County Housing and Redevelopment                    10/04 at 102        N/R      9,828,665
                 Authority, Governmental Housing Revenue Bonds (Pooled Housing
                 Program), Series 1994A, 8.125%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

    8,610,000   Mississippi Home Corporation, Residual Revenue Capital Appreciation       3/04 at 41 21/32        Aaa      2,879,615
                 Bonds, Series 1992-I, 0.000%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.2%

    1,060,000   Missouri State Health and Educational Facilities Authority, Revenue            6/08 at 101        AAA        918,564
                 Bonds (SSM Health Care), Series 1998A, 5.000%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.8%

    2,830,000   City of Grand Island, Nebraska, Electric System Revenue Bonds,                No Opt. Call      A+***      2,996,347
                 1977 Series, 6.100%, 9/01/12

    2,350,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate               No Opt. Call        AAA      2,319,356
                 Bonds, Series A-5B, 6.250%, 6/01/18 (Alternative Minimum Tax)

   10,935,000   Omaha Public Power District (Nebraska), Electric System Revenue            2/02 at 101 1/2        AAA     11,581,587
                 Bonds, 1992 Series A, 6.500%, 2/01/17 (Pre-refunded to 2/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.2%

      990,000   New Hampshire Municipal Bond Bank, Educational Institutions                   No Opt. Call        N/R      1,031,917
                 Division Revenue Bonds (1994 Coe-Brown Northwood Academy Project),
                 7.250%, 5/01/09


------------------------------------------------------------------------------------------------------------------------------------
                New York - 13.6%

    3,500,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,         No Opt. Call        A-      3,630,270
                 7.500%, 2/01/01

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series A,         No Opt. Call        A-      1,089,130
                 7.000%, 8/01/04

    2,075,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series F,         11/01 at 101 1/2    AAA      2,272,602
                 8.400%, 11/15/05
                 (Pre-refunded to 11/15/01)

    2,000,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2        AAA      2,142,620
                 Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series J,      2/06 at 101 1/2         A-      3,913,840
                 Subseries J-1, 5.875%, 2/15/19

                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
    3,920,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                                 8/01 at 101 1/2        Aaa      4,321,212
       80,000    9.500%, 8/01/02                                                           8/01 at 101 1/2         A-         87,501

                The City of New York, General Obligation Bonds, Fiscal 1995 Series E:
      450,000    6.500%, 8/01/02                                                              No Opt. Call        Aaa        474,651
    1,100,000    6.500%, 8/01/02                                                              No Opt. Call         A-      1,153,273
    3,080,000    6.600%, 8/01/04                                                              No Opt. Call         A-      3,305,487

    8,480,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,        8/07 at 101         AA      7,504,546
                 Fiscal 1998 Series A, 5.125%, 8/15/21

    6,500,000   Dormitory Authority of the State of New York, City University System           7/00 at 102        Aaa      6,787,690
                 Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
                 (Pre-refunded to 7/01/00)

    5,000,000   New York Local Government Assistance Corporation, New York,                    4/01 at 102        AAA      5,319,850
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

    5,970,000   New York State Medical Care Facilities Finance Agency, Hospital and            8/02 at 102        AAA      6,049,401
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   4,755,000   New York State Medical Care Facilities Finance Agency, St. Luke's-             8/03 at 102        AAA   $  4,778,585
                 Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                 1993 Series A, 5.600%, 8/15/13

    8,450,000   New York State Urban Development Corporation, State Facilities                 4/01 at 102        Aaa      8,990,547
                 Revenue Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.2%

   10,300,000   North Carolina Eastern Municipal Power Agency, Power System                   No Opt. Call        AAA     10,317,819
                 Revenue Bonds, Refunding Series 1993 B, 6.000%, 1/01/22

    2,130,000   North Carolina Housing Finance Agency, Multifamily Revenue                     7/02 at 102         AA      2,237,075
                 Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                 6.900%, 7/01/24

    2,000,000   North Carolina Housing Finance Agency, Home Ownership Revenue                  7/08 at 101         AA      1,785,900
                 Bonds, Series 1-A (1998 Trust Agreement), 5.375%, 1/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.7%

    2,110,000   Cleveland-Rock Glen Housing Assistance Corporation, Mortgage Revenue           7/04 at 103        AAA      2,206,300
                 Refunding Bonds, Series 1994A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 6.750%, 1/15/25

      755,000   Toledo-Lucas County Port Authority, Development Revenue Bonds                  5/00 at 102        N/R        774,011
                 (Northwest Ohio Bond Fund), Series 1992A, 7.750%, 5/15/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    1,230,000   State of Oregon Housing and Community Services Department,                 7/07 at 101 1/2        Aa2      1,132,018
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.1%

    5,000,000   Delaware County Industrial Development Authority (Pennsylvania),               1/08 at 102        BB-      4,584,550
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19

    2,000,000   Falls Township Hospital Authority, Refunding Revenue Bonds, the                8/02 at 102        AAA      2,144,780
                 Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                 Series 1992, 7.000%, 8/01/22

      755,000   Northampton County Hospital Authority (Pennsylvania), Hospital                No Opt. Call        BBB        764,354
                 Revenue Bonds (Easton Hospital), Series A of 1992, 6.900%, 1/01/02

    7,540,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,            No Opt. Call        AAA      8,190,777
                 Tenth Series, 7.350%, 9/01/04

    2,500,000   The Hospitals and Higher Education Facilities Authority of                     8/02 at 102         A-      2,638,925
                 Philadelphia, Hospital Revenue Bonds (Children's Seashore House),
                 Series 1992A, 7.000%, 8/15/12

    4,450,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,       8/00 at 100         A-      4,697,287
                 Hospital Revenue Bonds (Children's Seashore House), Series 1992B,
                 7.000%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.7%

    3,650,000   The Health and Educational Facilities Board of the City of Johnson City,       1/09 at 101        AAA      3,176,157
                 Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998C (Johnson City Medical Center Hospital), 5.125%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 1.2%

    4,157,069   General Services Commission (An Agency of the State of Texas),                 9/05 at 100          A      4,386,331
                 as Lessee, Participation Interests, 7.500%, 9/01/22

    1,135,000   Victoria Housing Finance Corporation, Single Family Mortgage Revenue          No Opt. Call        Aaa      1,199,286
                 Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.6%

      875,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,                     1/07 at 102         AA        888,195
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

    2,070,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,                 7/07 at 101 1/2         AA      2,015,663
                 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)

   Principal                                                                                 Optional Call                    Market
       Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.9%

$   3,200,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing               7/02 at 104       Baa2   $  3,384,288
                 Revenue Refunding Bonds,  Series 1994 (Chase Heritage at Dulles
                 Project), 7.000%, 7/01/24 (Mandatory put 7/01/04)

    5,000,000   Virginia Housing Development Authority, Commonwealth Mortgage                  1/02 at 102        AA+      5,125,750
                 Bonds, 1992 Series A, 7.100%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 3.3%

    9,500,000   State of Washington, General Obligation and General Obligation                No Opt. Call        AA+     10,194,260
                 Refunding Bonds, Series 1992A and AT-6, 6.250%, 2/01/11

    2,500,000   Washington Health Care Facilities Authority, Revenue Bonds,                    2/02 at 102        AA-      2,669,300
                 Series 1992 (Sacred Heart Medical Center, Spokane), 6.875%, 2/15/12

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 3                   7/00 at 102        Aa1      2,077,380
                 Refunding Revenue Bonds, Series 1990B, 7.375%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.3%

    1,530,000   West Virginia Housing Development Fund, Housing Finance Bonds,                 5/02 at 102        AAA      1,547,044
                 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.1%

    2,985,000   Silver Lake Sanitary District, Waushara County, Wisconsin, Sewer              10/02 at 100     N/R***      3,276,065
                 System Mortgage Revenue Bonds, 8.000%, 10/01/18
                 (Pre-refunded to 10/01/02)

    5,950,000   Wisconsin Housing and Economic Development Authority,                          1/02 at 102         AA      6,265,110
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$ 536,408,421   Total Investments - (cost $424,475,375) - 95.6%                                                          430,743,362
=============
                Short-Term Investments - 4.3%

    3,000,000   Farmington Pollution Control Revenue Bonds (Arizona Public                                       A-1+      3,000,000
                 Service Co., Four Corners Project), 1994 Series B, Variable Rate
                 Demand Bonds, 3.550%, 9/01/24+

    2,090,000   Gulf Coast Waste Disposal Authority, Pollution Control Revenue                                 VMIG-1      2,090,000
                 Refunding Bonds (EXXON Project), 1995 Series, Variable Rate
                 Demand Bonds, 3.5000% 6/01/20+

    4,500,000   Maricopa County Pollution Control Corporation, Pollution Control                                 A-1+      4,500,000
                 Revenue Refunding Bonds (Arizona Public Service Company, Palo
                 Verde Project), 1994 Series C, Variable Rate Demand Bonds,
                 3.600%, 5/01/29+

    5,000,000   New York State Energy Research and Development Authority,                                        A-1+      5,000,000
                 Pollution Control Revenue Bonds (Niagara Mohawk Power Corporation),
                 Variable Rate Demand Bonds, 3.700%, 7/01/15+

    5,000,000   New York State Energy Research and Development Authority, Pollution                            VMIG-1      5,000,000
                 (New York State Electric and Gas Corporation Project), 1994 Series C,
                 Variable Rate Demand Bonds, 3.600%, 6/01/29+
------------------------------------------------------------------------------------------------------------------------------------
$  19,590,000   Total Short-Term Investments - (cost $19,590,000)                                                         19,590,000
=============
                Other Assets Less Liabilities - 0.1%                                                                         175,916
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $450,509,278
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis (note
                         1).

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1999
                                                             Investment               Select             Quality             Premier
                                                                Quality              Quality              Income              Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value
   (note 1)                                                $794,366,976         $742,852,607      $1,209,088,564        $430,743,362
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                             --           26,400,000                  --          19,590,000
 Cash                                                         1,897,540            5,740,973                  --           1,866,295
 Receivables:
   Interest                                                  16,152,524           13,637,178          24,314,541           7,086,350
   Investments sold                                             835,535            6,638,103           3,321,395           1,087,980
 Other assets                                                    44,655               73,109              63,947              33,528
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          813,297,230          795,341,970       1,236,788,447         460,407,515
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                      --                   --           1,921,641                  --
 Payable for investments purchased                            7,018,293           36,624,130                  --           7,669,520
 Accrued expenses:
   Management fees (note 6)                                     428,446              403,625             648,048             243,769
   Other                                                        343,817              388,403             536,496             305,828
 Preferred share dividends payable                              138,279              129,695             202,354              64,998
 Common share dividends payable                               2,859,917            2,694,029           4,634,442           1,614,122
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      10,788,752           40,239,882           7,942,981           9,898,237
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $802,508,478         $755,102,088      $1,228,845,466        $450,509,278
====================================================================================================================================
Preferred shares, at liquidation value                     $301,000,000         $279,000,000      $  452,000,000        $165,000,000
====================================================================================================================================
Preferred shares outstanding                                     12,040               11,160              18,080               6,600
====================================================================================================================================
Common shares outstanding                                    35,748,960           33,887,479          54,204,494          20,051,953
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common
   shares outstanding)                                     $      14.03         $      14.05      $        14.33        $      14.24
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1999

                                                             Investment               Select             Quality             Premier
                                                                Quality              Quality              Income              Income
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                $ 49,437,431         $ 47,431,888        $ 77,986,628        $ 27,936,951
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                    5,143,232            4,821,379           7,741,242           2,887,357
 Preferred shares - auction fees                               625,000              600,002           1,000,001             349,999
 Preferred shares - dividend disbursing agent fees              42,521               42,521              52,521              22,519
 Shareholders' servicing agent fees and expenses                86,212               76,739             126,523              45,606
 Custodian's fees and expenses                                 135,007              123,124             185,879             102,526
 Directors' fees and expenses (note 6)                           7,775                7,293              11,903               4,311
 Professional fees                                              20,857               20,678              22,069              19,765
 Shareholders' reports - printing and mailing expenses         190,103              178,863             289,038             112,277
 Stock exchange listing fees                                    32,445               32,657              48,410              24,262
 Investor relations expense                                     67,883               63,177             102,926              37,563
 Other expenses                                                 40,055               33,051              57,043              21,137
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   6,391,090            5,999,484           9,637,555           3,627,322
   Custodian fee credit (note 1)                               (28,418)             (21,222)            (36,554)            (28,392)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 6,362,672            5,978,262           9,601,001           3,598,930
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       43,074,759           41,453,626          68,385,627          24,338,021
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss)
 from investment transactions (notes 1 and 4)                  338,511            5,858,883           1,695,294            (103,628)
Net change in unrealized appreciation (depreciation)
      of investments                                       (70,205,721)         (61,475,965)        (81,930,200)        (30,317,584)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                           (69,867,210)         (55,617,082)        (80,234,906)        (30,421,212)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations    $ (26,792,451)       $ (14,163,456)      $ (11,849,279)      $  (6,083,191)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                  Investment Quality                         Select Quality
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                              10/31/99             10/31/98            10/31/99            10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                    $ 43,074,759         $ 43,332,821        $ 41,453,626        $ 41,272,737
 Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                             338,511             (173,095)          5,858,883           1,614,188
 Net change in unrealized appreciation (depreciation)
   of investments                                          (70,205,721)           8,887,953         (61,475,965)          4,958,232
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      (26,792,451)          52,047,679         (14,163,456)         47,845,157
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                     (34,265,653)         (34,939,388)        (32,426,412)        (32,677,563)
   Preferred shareholders                                   (8,670,344)          (8,696,853)         (8,276,367)         (8,430,282)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                              --             (369,064)                 --                  --
   Preferred shareholders                                           --              (89,825)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (42,935,997)         (44,095,130)        (40,702,779)        (41,107,845)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Common shares:
   Net proceeds from shares issued to shareholders due
    to reinvestment of distributions                         1,719,616            2,861,357           1,695,759           3,267,092
 Preferred shares:
   Net proceeds from sale of shares                         50,366,822                   --          38,498,158                  --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from capital share
  transactions                                              52,086,438            2,861,357          40,193,917           3,267,092
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      (17,642,010)          10,813,906         (14,672,318)         10,004,404
Net assets at the beginning of year                        820,150,488          809,336,582         769,774,406         759,770,002
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $802,508,478         $820,150,488        $755,102,088        $769,774,406
====================================================================================================================================
Balance of undistributed net investment income at
  the end of year                                         $    759,320         $    620,558       $   1,404,794        $    653,947
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                                                   Quality Income                            Premier Income
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                              10/31/99             10/31/98            10/31/99            10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                  $   68,385,627        $  68,283,197        $ 24,338,021        $ 24,290,823
 Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                           1,695,294            2,914,470            (103,628)             90,877
 Net change in unrealized appreciation (depreciation)
   of investments                                          (81,930,200)           3,095,167         (30,317,584)          3,062,136
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      (11,849,279)          74,292,834          (6,083,191)         27,443,836
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                     (55,411,229)         (54,962,532)        (19,324,413)        (19,804,242)
   Preferred shareholders                                  (13,547,036)         (13,962,725)         (4,817,350)         (4,932,868)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                              --                   --             (45,889)                --
   Preferred shareholders                                           --                   --             (11,424)                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                         (68,958,265)         (68,925,257)        (24,199,076)        (24,737,110)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Common shares:
   Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                    6,887,216            7,504,802           2,004,966           2,635,126
 Preferred shares:
   Net proceeds from sale of shares                         51,357,544                   --          24,638,050                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share
   transactions                                             58,244,760            7,504,802          26,643,016           2,635,126
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      (22,562,784)          12,872,379          (3,639,251)          5,341,852
Net assets at the beginning of year                      1,251,408,250        1,238,535,871         454,148,529         448,806,677
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $1,228,845,466       $1,251,408,250        $450,509,278        $454,148,529
====================================================================================================================================
Balance of undistributed net investment income
   at the end of year                                   $      943,351       $    1,515,989        $    645,422        $    449,164
====================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, Select Quality and Premier Income had outstanding when-issued and delayed delivery purchase commitments of $14,709,625 and $7,669,520, respectively. There were no such outstanding purchase commitments in either Investment Quality or Quality Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,500        2,000        3,000        1,000
   Series T                                                  2,500        2,000        3,000        2,800
   Series W                                                  2,500        2,800        3,000           --
   Series W2                                                    --           --        2,080
   Series Th                                                 2,040        1,560        4,000        2,800
   Series F                                                  2,500        2,800        3,000           --
---------------------------------------------------------------------------------------------------------
Total                                                       12,040       11,160       18,080        6,600
=========================================================================================================

Effective May 14, 1999, Investment Quality issued 2,040 Series Th $25,000 stated value Preferred shares.

Effective June 4, 1999, Select Quality issued 1,560 Series Th $25,000 stated value Preferred shares.

Effective May 14, 1999, Quality Income issued 2,080 Series W2 $25,000 stated value Preferred shares.

Effective June 11, 1999, Premier Income issued 1,000 Series M $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                           Investment Quality          Select Quality
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          10/31/99     10/31/98     10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of
   distributions                                           110,452      177,666      106,069       205,528
==========================================================================================================
Preferred shares sold                                        2,040           --        1,560            --
==========================================================================================================
                                                             Quality Income            Premier Income
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/99     10/31/98     10/31/99       10/31/98
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of
   distributions                                           427,864      454,528      124,386       161,445
==========================================================================================================
Preferred shares sold                                        2,080           --        1,000            --
==========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 15, 1999, as follows:


                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0800       $.0795       $.0855       $.0805
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 1999, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                     $192,306,103 $237,195,958 $198,495,142  $55,628,332
   Short-term municipal securities                     134,105,000  140,750,000   16,800,000   79,990,000
Sales and maturities:
   Long-term municipal securities                      129,667,684  286,198,013  161,242,681   50,590,248
   Short-term municipal securities                     139,405,000  117,850,000   16,800,000   61,600,000
=========================================================================================================

At October 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                       Investment       Select        Quality     Premier
                                                          Quality      Quality         Income      Income
---------------------------------------------------------------------------------------------------------
                                                     $792,353,145 $766,431,610 $1,188,077,659 $444,065,37
=========================================================================================================

At October 31, 1999, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                         Select      Quality      Premier
                                                                        Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                                $     --     $162,599     $     --
   2004                                                                 119,959      486,077           --
   2005                                                                 260,112          --            --
   2006                                                                      --           --           --
   2007                                                                      --           --      103,628
---------------------------------------------------------------------------------------------------------
Total                                                                  $380,071     $648,676     $103,628
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $25,823,780  $24,147,210  $52,055,203  $18,666,518
   depreciation                                        (23,809,949) (21,326,213) (31,044,298) (12,398,531)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $ 2,013,831  $ 2,820,997  $21,010,905  $ 6,267,987
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                        Management Fee
--------------------------------------------------------------------------------
For the first $125 million                              .6500 of 1%
For the next $125 million                               .6375 of 1
For the next $250 million                               .6250 of 1
For the next $500 million                               .6125 of 1
For the next $1 billion                                 .6000 of 1
For net assets over $2 billion                          .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1999, net assets consisted of:

                                                        Investment         Select        Quality        Premier
                                                           Quality        Quality        Income         Income
---------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
    at liquidation value                              $301,000,000   $279,000,000   $452,000,000   $165,000,000
Common shares, $.01 par value per share                    357,490        338,875        542,045        200,520
Paid-in surplus                                        498,212,450    471,917,493    754,997,841    278,498,977
Balance of undistributed net investment income             759,320      1,404,794        943,351        645,422
Accumulated net realized gain (loss) from
   investment transactions                                 165,387       (443,038)    (1,125,121)      (103,628)
Net unrealized appreciation of investments               2,013,831      2,883,964     21,487,350      6,267,987
---------------------------------------------------------------------------------------------------------------
Net assets                                            $802,508,478   $755,102,088 $1,228,845,466   $450,509,278
---------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                              200,000,000    200,000,000    200,000,000    200,000,000
   Preferred                                             1,000,000      1,000,000      1,000,000      1,000,000
===============================================================================================================

8. INVESTMENT COMPOSITION
At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              3%           2%            1%          5%
Health Care                                                   14            7             7           9
Housing/Multifamily                                            2            7             3          14
Housing/Single Family                                         11            7            10           6
Tax Obligation/General                                         4           10             9           9
Tax Obligation/Limited                                         6            7             4          11
Transportation                                                 7           11            14           1
U.S. Guaranteed                                               29           28                        32
Utilities                                                     10           16             9           6
Water and Sewer                                               12            4             6           3
Other                                                          2            1             3           4
---------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
=========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (67% for Investment Quality, 64% for Select Quality, 52% for Quality Income and 51% for Premier Income).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights

         Selected data for a Common share outstanding throughout each year:
                                Investment Operations
                                ---------------------
                                             Net
                                             Realized/
                  Beginning     Net          Unrealized
                  Net Asset     Investment   Investment
                  Value         Income       Gain (Loss)    Total
-----------------------------------------------------------------
Investment Quality
Year Ended 10/31:
    1999         $16.00        $1.21        $(1.96)       $ (.75)
    1998          15.77         1.22           .25          1.47
    1997          15.48         1.25           .30          1.55
    1996          15.65         1.29          (.17)         1.12
    1995          14.65         1.33          1.04          2.37
Select Quality
Year Ended 10/31:
    1999          15.68         1.22         (1.64)         (.42)
    1998          15.48         1.23           .19          1.42
    1997          15.12         1.25           .37          1.62
    1996          15.29         1.27          (.17)         1.10
    1995          14.03         1.30          1.30          2.60
Quality Income
Year Ended 10/31:
    1999          15.83         1.27         (1.48)         (.21)
    1998          15.73         1.27           .12          1.39
    1997          15.44         1.29           .29          1.58
    1996          15.43         1.30           .02          1.32
    1995          14.20         1.31          1.26          2.57
Premier Income
Year Ended 10/31:
    1999          15.76         1.22         (1.51)         (.29)
    1998          15.62         1.22           .17          1.39
    1997          15.38         1.25           .31          1.56
    1996          15.34         1.27           .12          1.39
    1995          14.08         1.28          1.34          2.62

                                Less Distributions
                                ------------------
                  Net           Net
                  Investment    Investment   Capital           Capital
                  Income To     Income To    Gains To          Gains To
                  Common        Preferred    Common            Preferred
                  Share-        Share-       Share-            Share-
                  holders       holders+     holders           holders+    Total
--------------------------------------------------------------------------------
Investment Quality
Year Ended 10/31:
    1999         $ (.96)      $ (.24)       $    --            $--      $ (1.20)
    1998           (.98)        (.25)          (.01)            --        (1.24)
    1997          (1.01)        (.25)            --             --        (1.26)
    1996          (1.03)        (.26)            --             --        (1.29)
    1995          (1.08)        (.29)            --             --        (1.37)
Select Quality
Year Ended 10/31:
    1999           (.96)        (.24)            --             --        (1.20)
    1998           (.97)        (.25)            --             --        (1.22)
    1997          (1.01)        (.25)            --             --        (1.26)
    1996          (1.01)        (.26)            --             --        (1.27)
    1995          (1.05)        (.29)            --             --        (1.34)
Quality Income
Year Ended 10/31:
    1999          (1.03)        (.25)            --             --        (1.28)
    1998          (1.03)        (.26)            --             --        (1.29)
    1997          (1.03)        (.26)            --             --        (1.29)
    1996          (1.03)        (.28)            --             --        (1.31)
    1995          (1.03)        (.31)            --             --        (1.34)
Premier Income
Year Ended 10/31:
    1999           (.97)        (.24)            --             --        (1.21)
    1998          (1.00)        (.25)            --             --        (1.25)
    1997          (1.03)        (.24)          (.04)          (.01)       (1.32)
    1996          (1.01)        (.26)          (.06)          (.02)       (1.35)
    1995          (1.01)        (.28)          (.06)          (.01)       (1.36)
                                                            Total Returns
                                                          ----------------
                  Organization
                  and Offering
                  Costs and                                         Based
                  Preferred     Ending                    Based     on
                  Share         Net          Ending       on        Net
                  Underwriting  Asset        Market       Market    Asset
                  Discounts     Value        Value        Value*    Value*
------------------------------------------------------------------------------
Investment Quality
Year Ended 10/31:
    1999          $ (.02)     $14.03       $13.3125       (8.51)%   (6.64)%
    1998              --       16.00        15.5000        5.97      7.97
    1997              --       15.77        15.5625       10.82      8.68
    1996              --       15.48        15.0000        6.13      5.70
    1995              --       15.65        15.1250       21.89     14.71
Select Quality
Year Ended 10/31:
    1999            (.01)      14.05        13.1250       13.63)    (4.55)
    1998              --       15.68        16.1875       10.96      7.77
    1997              --       15.48        15.5000        9.43      9.35
    1996              --       15.12        15.1250        9.71      5.71
    1995              --       15.29        14.7500       21.03     17.03
Quality Income
Year Ended 10/31:
    1999            (.01)      14.33        14.0000      (11.17)    (3.20)
    1998              --       15.83        16.8125        9.64      7.37
    1997              --       15.73        16.3125       14.22      8.81
    1996              --       15.44        15.2500       10.61      6.93
    1995              --       15.43        14.7500       23.26     16.51
Premier Income
Year Ended 10/31:
    1999            (.02)      14.24        13.3125      (17.25)    (3.71)
    1998              --       15.76        17.1250       10.29      7.49
    1997              --       15.62        16.5000       16.81      8.85
    1996              --       15.38        15.1250       11.00      7.51
    1995              --       15.34        14.6250       23.92     17.15
                                               Ratios/Supplemental Data
                  -------------------------------------------------------------------------
                                                     Before Credit
                                -----------------------------------------------------------
                                             Ratio of Net                    Ratio of Net
                                Ratio of     Investment     Ratio of         Investment
                                Expenses     Income to      Expenses         Income to
                                to Average   Average        to Average       Average
                  Ending        Net Assets   Net Assets     Total            Total
                  Net           Applicable   Applicable     Net Assets       Net Assets
                  Assets        to Common    to Common      Including        Including
                  (000)         Shares++     Shares++       Preferred++      Preferred++
-------------------------------------------------------------------------------------------
Investment Quality
Year Ended 10/31:
    1999         $802,508       1.17%        7.85%          .77%             5.24%
    1998          820,150       1.12         7.66           .78              5.31
    1997          809,337       1.13         8.08           .78              5.56
    1996          798,349       1.14         8.32           .78              5.71
    1995          804,221       1.15         8.74           .78              5.97
Select Quality
Year Ended 10/31:
    1999          755,102       1.17         8.07           .78              5.39
    1998          769,774       1.14         7.87           .78              5.40
    1997          759,770       1.15         8.22           .78              5.59
    1996          745,059       1.15         8.39           .78              5.69
    1995          749,883       1.18         8.81           .79              5.91
Quality Income
Year Ended 10/31:
    1999          1,228,845     1.17         8.26           .77              5.47
    1998          1,251,408     1.13         8.08           .77              5.49
    1997          1,238,536     1.15         8.35           .77              5.62
    1996          1,219,663     1.15         8.44           .77              5.67
    1995          1,218,905     1.18         8.84           .78              5.86
Premier Income
Year Ended 10/31:
    1999            450,509     1.19         7.98           .79              5.35
    1998            454,149     1.15         7.80           .79              5.38
    1997            448,807     1.17         8.14           .80              5.57
    1996            442,153     1.18         8.29           .81              5.66
    1995            441,381     1.19         8.66           .80              5.84
-------------------------------------------------------------------------------------------
                                               Ratios/Supplemental Data
                  -------------------------------------------------------------------------
                                      After Credit**
                  ---------------------------------------------------------
                  Ratio of Net                   Ratio of Net
                  Ratio of      Investment       Ratio of       Investment
                  Expenses      Income to        Expenses       Income to
                  to Average    Average          to Average     Average
                  Net Assets    Net Assets       Total          Total
                  Applicable    Applicable       Net Assets     Net Assets      Portfolio
                  to Common     to Common        Including      Including       Turnover
                  Shares++      Shares++         Preferred++    Preferred++     Rate
-----------------------------------------------------------------------------------------
Investment Quality
Year Ended 10/31:
    1999          1.16%         7.86%            .77%           5.24%           16%
    1998          1.12          7.66             .78            5.31             7
    1997          1.13          8.08             .78            5.56            14
    1996          1.14          8.32             .78            5.71             8
    1995          1.15          8.74             .78            5.97            11
Select Quality
Year Ended 10/31:
    1999          1.16          8.08             .78            5.39            27
    1998          1.14          7.87             .78            5.40             7
    1997          1.15          8.22             .78            5.59            10
    1996          1.15          8.39             .78            5.69            13
    1995          1.18          8.81             .79            5.91             7
Quality Income
Year Ended 10/31:
    1999          1.16          8.27             .77            5.47            13
    1998          1.13          8.08             .77            5.49            19
    1997          1.15          8.35             .77            5.62             9
    1996          1.15          8.44             .77            5.67            11
    1995          1.18          8.84             .78            5.86            17
Premier Income
Year Ended 10/31:
    1999          1.18          7.99             .79            5.35            11
    1998          1.15          7.80             .79            5.38            19
    1997          1.17          8.14             .80            5.57             5
    1996          1.18          8.29             .81            5.66             8
    1995          1.19          8.66             .80            5.84            22

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset
         Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

         Total returns are not annualized.

**       After custodian fee credit, where applicable (note 1).

+        The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.


Build Your Wealth Automatically
Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: John Nuveen, Sr.



Serving Investors for Generations
Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com


                                                                     FAN-3-10-99